As filed with the Securities and Exchange Commission on January 16, 2004

                     REGISTRATION FILE NOS. 2-17226, 811-994

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                         PRE-EFFECTIVE AMENDMENT NO. [ ]

                       POST-EFFECTIVE AMENDMENT NO. 74 [X]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                              AMENDMENT NO. 36 [X]

                             BURNHAM INVESTORS TRUST

               (Exact Name of Registrant as Specified in Charter)

                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019
               (Address of Principal Executive Offices) (Zip Code)

       (800) 874-FUND (Registrant's Telephone Number, Including Area Code)

                                 JON M. BURNHAM
                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                    COPY TO:

                             LEONARD A. PIERCE, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                      It is proposed that this filing will
                       become effective (check appropriate
                                      box):

              [ ] immediately upon filing pursuant to paragraph (b)
                     [ ] on (date) pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
                   [ ] on (date) pursuant to paragraph (a)(1)
              [ ] 75 days after filing pursuant to paragraph (a)(2)
         [X] on April 1, 2004 pursuant to paragraph (a)(2) of Rule 485

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

April 1, 2004

PROSPECTUS

BURNHAM FUND

BURNHAM FINANCIAL SERVICES FUND

BURNHAM FINANCIAL INDUSTRIES FUND

                           THE BURNHAM FAMILY OF FUNDS

BURNHAM LONG/SHORT EQUITY FUND

BURNHAM SMALL CAP VALUE FUND

BURNHAM MONEY MARKET FUND

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these shares or say whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                         [BURNHAM FINANCIAL GROUP LOGO]

[LOGO]

                                TABLE OF CONTENTS

      THE FUNDS

      Profiles of the principal strategies and risks of each fund

          Burnham Fund.............................................

          Burnham Financial Services Fund..........................

          Burnham Financial Industries Fund........................

          Burnham Long/Short Equity Fund...........................

          Burnham Small Cap Value Fund

          Burnham Money Market Fund................................

          Burnham U.S. Government Money Market Fund................

      THE INVESTMENT ADVISER.......................................

      YOUR ACCOUNT
      Instructions and information on investing in the funds

          Choosing A Share Class...................................

          How To Buy Shares........................................

          How To Exchange And Redeem Shares........................

          Transaction Policies.....................................

          Tax Considerations And Distributions.....................

      FINANCIAL HIGHLIGHTS
      Fund Performance Data

          Burnham Fund.............................................

          Burnham Financial Services Fund..........................

          Burnham Money Market Fund................................

          Burnham U.S. Government Money Market Fund................

      WHERE TO GET MORE INFORMATION ...............................BACK COVER


                        Each of the Burnham funds has its
                      own risk profile, so be sure to read
                        this prospectus carefully before
                         investing in any of the funds.

                       Mutual funds are not bank accounts
                           and are neither insured nor
                       guaranteed by the FDIC or any other
                       government agency. An investment in
                       any mutual fund entails the risk of
                                  losing money.

THE BURNHAM FAMILY OF FUNDS

Burnham Asset Management (the "adviser") was founded in 1989 and as of ________, 2004, together with the Burnham Securities Inc. (the "distributor"), manages approximately $[_____] billion in assets for investors.

The Burnham family of funds offers great flexibility to investors. All the funds share Burnham's fundamental philosophy of prudent investment and risk management through all phases of the economic cycle.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the distributor. This prospectus and the related SAI do not constitute an offer by the funds or by the distributor to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

 [Class B shares of each fund are not currently being offered. Current holders of Class B shares of the Burnham Fund and the Burnham Financial Services Fund may continue to reinvest dividends in additional Class B shares of their fund.

THE FUNDS

                                  BURNHAM FUND

TICKER SYMBOL     BURHX (CLASS A)
                  BURIX (CLASS B)
                  BUR_X (CLASS C)

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since 1995. Mr. Burnham is President, Chief Executive Officer and Chairman of the Board of Trustees of the funds and the Chairman and Chief Executive Officer of the adviser and distributor.

IS THIS FUND FOR YOU?

Burnham Fund is best suited for investors who:

- Want the relative stability of investments in large-capitalization companies with some of the growth opportunities of smaller companies

- Seek capital growth with a focus on risk management

- Are investing for the long-term

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines

- Are interested in earning current income

- Are not investing for the long-term


THE FUND SEEKS CAPITAL APPRECIATION, MAINLY LONG-TERM. INCOME IS GENERALLY OF LESSER IMPORTANCE, MEANING THAT IT IS A SECONDARY GOAL.

MAIN STRATEGIES

The fund pursues its goals by investing in a diverse portfolio of common stocks. The fund will invest predominately in large-capitalization companies.

HOW THE FUND SELECTS SECURITIES

In managing the fund's stock portfolio, the manager first uses sector research, which focuses on selecting the industries the fund will invest in (top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:

- Consumer Discretionary

- Consumer Staples

- Energy

- Financial Services

- Health Care

- Information Technology

The fund may emphasize different sectors in the future.

In selecting individual stocks, the manager looks for companies that appear to have the following characteristics:

- Potential for sustained operating and revenue growth of at least 10% per year

- Product leadership and strong management teams that focus on enhancing shareholder value

- Companies with histories of paying regular dividends

- Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Although the fund typically favors large "blue-chip" companies, it will consider opportunities in medium- and small-capitalization companies that meet its selection criteria.

OTHER INVESTMENTS

The fund may also invest in debt securities of any maturity, duration or credit quality (including junk bonds) from any government or corporate issuer. The fund generally invests in short to medium-term corporate bonds and maintains an average portfolio credit rating of A.

The fund may invest without limit in U.S. dollar-denominated securities of non-U.S. companies but only up to 15% of its total assets in non-dollar denominated securities of non-U.S. companies. The fund may make limited investments in derivative instruments. Derivatives are a type of investment whose value is based on other securities or market indices.

Under normal conditions, the fund intends to remain fully invested. In extraordinary conditions, the fund may invest extensively in cash or short-term investment grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market instruments. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

MAIN RISKS

The main risk of this fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies. The fund's investments in debt securities will generally fall in value when interest rates rise.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- Any of the categories of securities that the fund emphasizes--large-capitalization stocks or particular sectors--could fall out of favor with the market.

- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

- The fund's management strategy or securities selection methods could prove less successful than anticipated.

- A bond issuer could be downgraded in credit rating or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.

- If any of the fund's bonds are redeemed substantially earlier or later than expected, performance could suffer.

- Investments in derivatives could magnify any of the fund's gains or losses.

- Foreign investments present additional risks compared with domestic investments. These may include:

- Unfavorable currency exchange rates

- Inadequate financial information

- Political and economic upheavals

These risks are greater in emerging markets.

If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

DEFINITION OF
LARGE-CAPITALIZATION STOCKS

Large-capitalization stocks (commonly known as "blue-chip") are usually issued by well-established companies. These companies maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large companies historically have involved less market risk and lower long-term market returns. Their stock prices tend to rise and fall less dramatically than those of smaller-capitalization companies.

This fund considers a stock to be a large-capitalization stock if its total market capitalization (the value of all of its outstanding shares) is $7.8 billion or more.

PAST PERFORMANCE

The chart and table below describe the fund's performance history, as represented by the performance of Class A. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for the last ten years. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. The returns in the chart do not include the effect of Class A's front-end sales changes These figures would be lower if they reflected sales charges.

RETURN FOR CLASS A SHARES

                           [PERFORMANCE GRAPH OMITTED]

 1994     1995    1996    1997    1998   1999   2000    2001      2002    2003
(1.77)%  24.45%  17.60%  24.74%  22.08% 32.71%  2.07%  (14.26)% (23.14)% [____]%

BEST QUARTER:        % IN 4TH QUARTER OF 1999
WORST QUARTER:       % IN 3RD QUARTER OF 2002

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1, 5 and 10 years for each share class (other than Class C the offering of which commenced on April 1, 2004) along with those of recognized U.S. common stock and bond indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.


For the following periods ending 12/31/2003      1 year   5 years   10 years

CLASS A SHARES

     Return Before Taxes

     Return After Taxes on Distributions(1)(2)

     Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)(3)

CLASS B SHARES

     Return Before Taxes(4)                                 --

S & P 500 INDEX
(reflects no deduction of fees, expenses or taxes)

Morningstar Large Cap Blend Average
(reflects no deduction of fees, expenses and taxes)

The S&P 500 Index includes the common stocks of 500 large U.S. companies. The Morningstar Large Cap Blend category consists of equity funds that invest primarily in large U.S. companies whose earnings are expected to increase. The Morningstar Large Cap Blend category and S&P 500 Index performance are reflective of performance for Class B shares that began on 11/1/93. Both are unmanaged.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).


(3) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(4) The after-tax returns are shown only for Class A shares; after-tax returns for Class B and Class C shares will vary.

FEES AND EXPENSES

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return. The annual class operating expenses provided below for Class C are based on historical expenses of Class A, adjusted to reflect current Class C fees.

FEE TABLE

-------------------------------------------------------------------------------------------------
                                                        Class A            Class B       Class C
SHAREHOLDER FEES
     fees paid directly from your investment

Maximum front-end sales charge (load)                   5.00%(1)            NONE          NONE
        % of offering price

Maximum contingent deferred sales charge                NONE(2)             5.00%(3)      1.00%(4)
        % of offering price or the amount you
        receive when you sell shares, whichever is less

Maximum short-term redemption fee(5)                    2.00%               2.00%         2.00%
          % of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
         expenses that are deducted from class assets

Management fees                                         0.60%               0.60%         0.60%
Distribution (12b-1) fees(6)                            0.25%               1.00%         1.00%
Other expenses(7)                                           %                   %             %
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(7)                    %                   %             %

(1) Lower front-end sales charges for Class A may be available for purchase in excess of $50,000.

(2) Certain purchase of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) Declines over 6 years from 5.00% to 0%.

(4) On Class C shares redeemed less than 1 year after purchase.

(5) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(6) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(7) The adviser currently intends to continue to waive and or reimburse certain expenses to the extent required to reduce expenses to 1.39%, 2.14% and 2.14% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The adviser currently intends to waive its fees and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice.

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver

                                    1 year      3 years     5 years     10 years
--------------------------------------------------------------------------------
Class A                             $            $          $           $
Class B with redemption             $            $          $           $
Class B without redemption          $            $          $           $
Class C with redemption             $            $          $           $
Class C without redemption          $            $          $           $

Because actual returns and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B shares assume the conversion to Class A shares after eight years.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 60 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12B-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                         BURNHAM FINANCIAL SERVICES FUND

TICKER SYMBOL     BURKX (CLASS A)
                  BURMX (CLASS B)
                  BUR_X (CLASS C)

SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services focused in the financial services industry to private investment companies since 1996.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz has had the primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Schutz is the President of Mendon Capital Advisors Corp.

IS THIS FUND FOR YOU?

Burnham Financial Services Fund is best suited for investors who:


- Are investing for the long-term

- Believe that the financial services sector offers attractive long-term growth opportunities

- Wish to increase their exposure to small and medium capitalization companies within the financial services sector

- Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

- Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines

- Are interested in earning current income

- Do not wish to invest in a concentrated portfolio of financial services companies

- Are not investing for the long-term

This fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND SEEKS CAPITAL APPRECIATION.

MAIN STRATEGIES

The fund pursues its goal by investing at least 80% of its assets in stocks of U.S. companies, primarily with less than $8 billion in market capitalization, that are in the financial services sector. (The Burnham Financial Industries Fund invests primarily in financial services companies without regard to market capitalization. Accordingly, the average market capitalization of the Burnham Financial Industries Fund's portfolio is expected to be higher than the average market capitalization of this fund's portfolio.) The fund considers all of the following as part of this sector:

         - regional and money center banks
         - insurance companies
         - home, auto and other specialty finance companies
         - securities brokerage firms and electronic trading networks
         - investment management and advisory firms
         - publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or Freddie Mac

         - thrift and savings banks
         - financial conglomerates
         - foreign financial service companies
         - electronic transaction processors for financial services companies
         - real estate investment trusts
         - depository institutions
         - any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

HOW THE FUND SELECTS SECURITIES

In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

- Capable management
- Attractive business niches
- Sound financial and accounting practices
- Demonstrated ability to sustain growth in revenues, earnings and cash flow

The manager also looks for opportunities to purchase value stocks of companies that appear to be:

- Undervalued based on their balance sheets or individual circumstances
- Temporarily distressed
- Poised for a merger or acquisition

Although the fund may invest in companies of any size, it typically focuses on those with market capitalizations of $8 billion or less. The fund generally intends to invest in U.S. companies and U.S. dollar denominated securities issued by non-U.S. companies (such as depositary receipts), but it may also invest up to 10% of its total assets in non-U.S. dollar denominated securities issued by non-U.S. companies.

The manager constructs the fund's portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund's portfolio on a stock-by-stock basis. In addition to its own fundamental research, the manager relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio managers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and bottom-up analysis, the manager attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the fund constructs the fund's portfolio, there may be times when the fund's investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.

The Burnham Financial Services Fund will close to new investors when its net assets reach approximately $325 million. While closed, the fund will not allow new investors to purchase shares of the fund. However, existing shareholders may continue to purchase fund shares, including through the automatic reinvestment of dividends. At the discretion of the fund's Board of Trustees, the fund may open to new investors at a later date.

OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in:

- Companies outside the financial services sector
- Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

The fund may use derivatives (a type of investment whose value is based on one or more securities or market indices) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

MAIN RISKS

The main risks of this fund are the performance of the stock market and the level of interest rates. Because this fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- An adverse event could disproportionately affect the financial services sector.
- Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, increasing interest rates increase the cost of financing to, and may reduce, the profitability of certain financial services companies.
- Financial services companies and companies with less than $8 billion in market capitalization could fall out of favor causing the fund to underperform funds that focus on other types of stocks.
- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
- Investments in derivatives could magnify any of the fund's gains or losses.
- A bond issuer could be downgraded in credit quality or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. These may include:

- Unfavorable changes in currency exchange rates
- Negative political and economic developments
- Trading practices
- Limited availability of information
- Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.

SMALL AND MID-CAPITALIZATION COMPANIES. The fund may invest in the securities of companies with small or mid-capitalization, which can involve greater risk and the possibility of greater portfolio volatility. Historically, stocks of small or mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-sized companies may have limited product lines, financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange.

IPO RISK. The fund may invest in initial public offerings (IPOs) of securities. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. Recently, the fund has had a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It also may increase your tax liability. The fund's portfolio turnover rates are shown in the financial highlights table.

WHY INVEST IN COMPANIES IN THE FINANCIAL SERVICES SECTOR?

DEREGULATION

Deregulation of the financial services industry is enabling firms to enter a wider variety of financial service businesses. The historic Gramm-Leach Bliley Financial Services Modernization Act of 1999 ("Gramm-Leach") removed Depression-era restrictions that prohibited broad affiliations among banking, securities and insurance industries. Gramm-Leach provides opportunities for all financial services providers to restructure and refocus their business strategies.

DEMOGRAPHICS

The largest consumers of financial services are those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years.

CONSOLIDATION

The manager believes that the current consolidation trend in the financial services sector presents investment opportunities. In addition, with the enactment of Gramm-Leach, the manager expects that a period of continued consolidation will result, featuring combinations among commercial banks, securities brokers and insurance companies.

GLOBALIZATION

Increasing globalization may provide opportunities for non-U.S. companies to expand their businesses in the financial services sector.

SPECIALIZATION

Financial service providers are "unbundling" financial products to meet customer needs, which provides potential profit opportunities and the opportunity for financial service providers to expand their markets.

PAST PERFORMANCE

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. These figures would be lower if they reflected sales charges.

RETURN FOR CLASS A SHARES

                           [PERFORMANCE GRAPH OMITTED]

 2000        2001        2002        2003
52.78%      29.28%      17.55%      [___]%

BEST QUARTER:  _________% IN 3rd QUARTER OF 2000
WORST QUARTER: _________% IN 3rd QUARTER OF 2001

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception for each share class along with those of recognized U.S. common stock indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

For the following periods ending 12/31/2003         1 year    Since Inception
                                                              (June 7, 1999)

Class A Shares

     Return Before Taxes                                 %

     Return After Taxes on Distributions(1)(2)           %

     Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)(3)                    %

Class B Shares

     Return Before Taxes (4)                             %

NASDAQ Bank Index                                        %
(reflects no deduction of fees, expenses or taxes)

NASDAQ 100 Financial Index                               %
(reflects no deduction of fees, expenses or taxes)

The NASDAQ Bank Index contains stocks of all types of banks and savings institutions and related holding companies, and establishments performing functions closely related to banking. The NASDAQ 100 Financial Index includes the stocks of the 100 largest financial companies traded on the NASDAQ market system and NASDAQ small cap market.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

(3) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(4) The after-tax returns are shown only for Class A shares; after-tax returns for Class B and Class C shares will vary.

FEES AND EXPENSES

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return. The annual class operating expenses provided below for Class C are based on historical expenses of Class A, adjusted to reflect current Class C fees.

FEE TABLE

                                                Class A            Class B        Class C
SHAREHOLDER FEES
 fees paid directly from your investment

Maximum front-end sales charge (load)             5.00%(1)          NONE            NONE
 % of offering price

Maximum contingent deferred sales charge          NONE(2)           5.00%(3)        1.00%(4)
 % of offering price or the amount you receive
 when you sell shares, whichever is less

Maximum short-term redemption fee(5)              2.00%             2.00%           2.00%
 % of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
 expenses that are deducted from class assets

Management fees                                   0.75%             0.75%           0.75%
Distribution (12b-1) fees(6)                      0.25%             1.00%           1.00%
Other expenses(7)                                     %                 %               %
----------------------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(7)              %                 %               %

(1) Lower front-end sales charges for Class A may be available for purchase in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if redeemed within 2 years after purchase. See "Choosing a Sales Class" below.

(3) Declines over 6 years from 5.00% to 0%.

(4) On Class C shares redeemed less than 1 year after purchase.

(5) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(6) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(7) The adviser currently intends to waive and/or reimburse certain expenses to the extent required to reduce expenses to 1.60%, 2.34% and 2.34% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The adviser currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice.

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver

                                   1 year      3 years      5 years    10 years
--------------------------------------------------------------------------------
Class A                             $             $            $          $
Class B with redemption             $             $            $          $
Class B without redemption          $             $            $          $
Class C with redemption             $             $            $          $
Class C without redemption          $             $            $          $

Because actual return and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B assume the conversion to Class A shares after 8 years.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 60 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12B-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                        BURNHAM FINANCIAL INDUSTRIES FUND

TICKER SYMBOL     BUR_X (CLASS A)
                  BUR_X (CLASS C)

SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services focused in the financial services industry to private investment companies since 1996.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz will have the primary day-to-day responsibility for the fund's portfolio. Mr. Schutz is the President of Mendon Capital Advisors Corp.

IS THIS FUND FOR YOU?

Burnham Financial Industries Fund is best suited for investors who:

- Are investing for the long-term
- Believe that the financial services sector offers attractive long-term growth opportunities
- Wish to increase their exposure to the financial services sector
- Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund
- Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines
- Are interested in earning current income
- Do not wish to invest in a concentrated portfolio of financial services companies
- Are not investing for the long-term

This fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND SEEKS CAPITAL APPRECIATION

MAIN STRATEGIES

The fund pursues its goal by investing at least 80% of its assets in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. (The Burnham Financial Services Fund invests primarily in financial services companies that have market capitalizations of less than $8 billion. Accordingly, the average market capitalization of the Burnham Financial Services Fund's portfolio is expected to be lower than the average market capitalization of this fund's portfolio.) The fund considers all of the following as part of this sector:

         - regional and money center banks
         - insurance companies
         - home, auto and other specialty finance companies
         - securities brokerage firms and electronic trading networks
         - investment management and advisory firms
         - publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or Freddie Mac
         - thrift and savings banks
         - financial conglomerates
         - foreign financial service companies
         - electronic transaction processors for financial services companies
         - real estate investment trusts
         - depository institutions
         - any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

HOW THE FUND SELECTS SECURITIES
In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

         - capable management
         - attractive business niches
         - sound financial and accounting practices
         - sustainable growth in earnings, revenue and cash flow

The manager also looks for opportunities to purchase value stocks of companies that appear to be:

         - undervalued based on their balance sheets or individual circumstances
         - temporarily distressed
         - poised for a merger or acquisition

The fund may invest in companies of all sizes of market capitalization. The fund generally intends to invest in U.S. companies and U.S. dollar denominated securities issued by non-U.S. companies (such as depositary receipts), but it may also invest up to 10% of its total assets in non-U.S. dollar denominated securities issued by non-U.S. companies.

The manager constructs the fund's portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund's portfolio on a stock-by-stock basis. In addition to its own fundamental research, the manager relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio managers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and bottom-up analysis, the manager attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the fund constructs the fund's portfolio, there may be times when the fund's investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.

The fund may use derivatives (a type of investment whose value is based on one or more securities or market indices) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in:

- Companies outside the financial services sector
- Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

In pursuing its investment objective, the manager may from time to time purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for potential gain. These special situations might arise when the manager believes a security could increase in value for a variety of reasons, including a change of management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

{Sidebar}
Call Options

The Fund Collects a Premium.
FOR THE RIGHT TO PURCHASE THE UNDERLYING SECURITIES FROM THE FUND, THE BUYER OF A CALL OPTION SOLD BY THE FUND PAYS A FEE OR "PREMIUM" TO THE FUND. THE PREMIUM IS PAID AT THE TIME THE OPTION IS PURCHASED, AND IS NOT REFUNDABLE TO THE BUYER REGARDLESS OF WHAT HAPPENS TO THE SECURITIES' PRICE. PREMIUMS RECEIVED FOR WRITING VARIOUS CALL OPTIONS MAY DECREASE AS A RESULT OF CERTAIN FACTORS, SUCH AS A REDUCTION IN INTEREST RATES, A DECLINE IN STOCK MARKET VOLUMES OR A DECREASE IN THE PRICE VOLATILITY OF THE UNDERLYING SECURITIES ON WHICH THE CALL OPTIONS ARE WRITTEN.

If the Option is Exercised.
THE BUYER OF AN OPTION MAY ELECT TO EXERCISE THE OPTION AT THE EXERCISE PRICE AT ANY TIME BEFORE THE OPTION EXPIRES. THE FUND IS THEN OBLIGATED TO DELIVER THE UNDERLYING SHARES AT THAT EXERCISE PRICE. OPTIONS ARE NORMALLY EXERCISED IF THE MARKET PRICE OF THE SECURITIES EXCEED THE EXERCISE PRICE OF THE OPTION.

If the Option Expires.
IF THE MARKET PRICE OF THE SECURITY DOES NOT EXCEED THE EXERCISE PRICE, THE CALL OPTION WILL LIKELY EXPIRE WITHOUT BEING EXERCISED. THE FUND KEEPS THE PREMIUM. THE FUND MAY CONTINUE TO HOLD THE UNDERLYING SECURITY OR MAY SELL THE POSITION.

MAIN RISKS

The main risks of this fund are the performance of the stock market, especially stocks of financial services companies and to a lesser degree, the level of interest rates. Because this fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- An adverse event could disproportionately affect the financial services sector.
- Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, increasing interest rates increase the cost of financing to, and may reduce, the profitability of certain financial services companies.
- Financial services companies could fall out of favor causing the fund to underperform funds that focus on other types of stocks.
- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
- Investments in derivatives could magnify any of the fund's gains or losses.
- If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. These may include:

- Unfavorable changes in currency exchange rates
- Negative political and economic developments
- Trading practices
- Limited availability of information
- Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.

COVERED CALL OPTIONS RISK. Investments in covered calls involve certain risks. These risks include:

         - Limited gains. By selling a covered call option, the fund may forego the opportunity to benefit from an increase in price of the underlying security above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.
         - Lack of liquidity for the option. A liquid market may not exist for the option. If the fund is not able to close out the options transactions, the fund will not be able to sell the underlying security until the option expires or is exercised.

IPO RISK. The fund may invest in initial public offerings (IPOs) of securities. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

NON-DIVERSIFICATION. The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. As a result, matters affecting the stock prices of a single company in which the fund invests may have a greater impact on the fund's share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund's portfolio investments. Notwithstanding its non-diversified status, the fund may not invest in securities of more than three issuers, each of which represents 10% or more of the fund's assets, and the fund may not invest more than 15% of its assets in the securities of any single issuer.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It also may increase your tax liability.

TAX CONSEQUENCES TO WRITING COVERED CALL OPTIONS. The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

WHY INVEST IN COMPANIES IN THE FINANCIAL SERVICES SECTOR?

SIZE OF SECTOR
The manager believes that the financial services sector is broad enough to attract values in any combination of economic, credit and interest rate environments. There are over 40,000 firms in the financial services industry.

DEREGULATION
Deregulation of the financial services industry is enabling firms to enter a wider variety of financial service businesses. The historic Gramm-Leach Bliley Financial Services Modernization Act of 1999 ("Gramm-Leach") removed Depression-era restrictions that prohibited broad affiliations among banking, securities and insurance industries. Gramm-Leach provides opportunities for all financial services providers to restructure and refocus their business strategies.

DEMOGRAPHICS
The largest consumers of financial services are those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years.

CONSOLIDATION
The manager believes that the current consolidation trend in the financial services sector presents investment opportunities. In addition, with the enactment of Gramm-Leach, the manager expects that a period of continued consolidation will result, featuring combinations among commercial banks, securities brokers and insurance companies.

GLOBALIZATION
Increasing globalization may provide opportunities for non-U.S. companies to expand their businesses in the financial services sector.

SPECIALIZATION
Financial service providers are "unbundling" financial products to meet customer needs, which provides potential profit opportunities and the opportunity for financial service providers to expand their markets.

PAST PERFORMANCE

Fund performance results have not been provided because as of the date of this Prospectus the fund had not been in operation for a full calendar year. The [___________Index] has been selected by the manager as the appropriate benchmark index for performance comparison purposes.

FEES AND EXPENSES

The table below describes the fees and estimated expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return.

FEE TABLE

                                                Class A           Class C
SHAREHOLDER FEES
 fees paid directly from your investment

Maximum front-end sales charge (load)           5.00%(1)              NONE
 % of offering price

Maximum contingent deferred sales charge         NONE(2)              1.00%(3)
 % of offering price or the amount you receive when you sell shares, whichever is less

Maximum short-term redemption fee(4)              2.00%               2.00%
          % of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
 expenses that are deducted from class assets

Management fees                                  [0.90%]             [0.90%]
Distribution (12b-1) fees(5)                     [0.30%]             [1.00%]
Other expenses(6)                                     %                   %
--------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(6)

(1) Lower front-end sales charges for Class A may be available for purchase in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) On Class C shares redeemed less than 1 year after purchase.

(4) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(5) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

 (6) These are the gross fees and estimated expenses that the fund will incur for the current calendar year if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice. With the cap, expenses are estimated to be:

Management fees                                                 0.90%      0.90%
Distribution (12b-1) fees                                       0.30%      1.00%
Other expenses                                                  0.55%      0.60%
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                              1.75%      2.50%

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver

                                1 year     3 years
--------------------------------------------------
Class A                          $          $
Class C with redemption          $          $
Class C without redemption       $          $

Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first year of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 60 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12B-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                         BURNHAM LONG/SHORT EQUITY FUND

TICKER SYMBOL     BUR_X (CLASS A)
                  BUR_X (CLASS C)

SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services focused in the financial services industry to private investment companies since 1996.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz will have the primary day-to-day responsibility for the fund's portfolio. Mr. Schutz is the President of Mendon Capital Advisors Corp.

IS THIS FUND FOR YOU?

Burnham Long/Short Equity Fund is best suited for investors who:

         - Are investing for the long-term
         - Believe that the financial services sector offers attractive long-term growth opportunities
         - Are sophisticated and understand the risks of the fund's investment strategies related to short selling and leveraging and other speculative techniques used to seek to enhance return
         - Are seeking potentially more rapid capital growth than might be achieved in a sector-diversified fund
         - Are comfortable with higher management fees charged commensurate with other mutual funds
         - Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

         - Are not sophisticated or do not understand the risks related to short selling, leveraging and other speculative techniques
         - Are worried about the possibility of sharp price swings and market declines
         - Are interested in earning current income
         - Do not wish to invest in a concentrated portfolio of financial services companies
         - Are not investing for the long-term
         - Do not wish to pay higher fund management fees

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION WHILE MINIMIZING EXPOSURE TO GENERAL EQUITY MARKET RISKS.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the fund invests at least 80% of its assets in long and short positions in equity securities, primarily common stocks. The fund buys "long" stocks believed to be undervalued and sells "short" stocks believed to be overvalued. The manager determines the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The fund invests primarily in equity securities of companies that are headquartered or conduct a substantial portion of their operations in, or generate a substantial portion of their revenue from business within, the U.S. The fund may invest up to 20% of its assets in equity securities of non-U.S. companies.

Equity securities in which the fund may invest in include common stocks, preferred stocks, shares of real estate investment trusts (REITs), convertible securities, and depositary receipts of foreign issuers. An equity security represents a proportionate share of ownership of a company; its value is generally based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.

The manager uses sophisticated investment strategies to seek to obtain adequate flexibility to take advantage of opportunities in both rising and falling markets. The manager identifies companies that meet either long (bullish) or short (bearish) criteria. The fund may purchase or sell put or call options to seek to protect the fund's positions in its portfolio investments or to seek to generate additional income for the fund.

The fund will focus and hold its largest concentration within the financial services sector unless the fund's manager determines that market conditions are not suitable for concentration.

The fund may invest in stocks of companies of any size. A substantial amount of the fund's assets may be invested in smaller companies (those with market capitalization of less than $1.5 billion) and mid-cap companies (those with market capitalization of between $1.5 and $8 billion).

HOW THE FUND SELECTS SECURITIES
The fund will buy "long" the stocks of companies believed to be undervalued. These companies will typically occupy a dominant position in the market due to size, products or services and whose growth potential is not yet reflected in the market price of the stock. The fund makes money if the value of the security held long increases and loses money if the value declines.

Long (bullish) purchases selected by the manager generally will have one or more of the following characteristics:

         - Strong and consistent management
         - Strong financial condition
         - Low absolute and relative valuation ratios (such as price-to-earnings or price-to-book ratios)
         - Merger candidates
         - Start up companies (E.G., companies with less than 3 years' operations)

The fund will sell "short" stocks of companies believed to be overvalued. The fund generally makes money if the value of the security when repurchased by the fund is less than its value when the fund sold the security short. Short (bearish) sales generally have some or all of the following characteristics:

         - Weak management
         - Questionable financial condition
         - Unrealistic price to earnings or price to book ratios
         - Loss of market share and industry focus

The manager constructs the fund's portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the industries and markets in which the fund invests. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund's portfolio on a stock-by-stock basis. In addition to its own fundamental research, the manager relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio managers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and bottom-up analysis, the manager attempts to identify how various industries and sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the fund constructs the fund's portfolio, there may be times when the fund's investments are focused in one or more industry sectors and/or a limited number of regions of the U.S.

The fund buys stocks "long" that it believes will go up in price and sells stocks "short" that it believes will go down in price. The manager does not attempt to time the direction of the entire market, but keeps the flexibility to shift the fund's net exposure (the value of the securities held long less the value of the securities held short) depending on which market opportunities -- long or short -- the manager believes are more attractive.

In order to maintain the fund's flexibility to shift its net exposure, the fund may buy and sell options, financial futures contracts, stock index futures contracts, foreign currency futures contracts (futures contracts) and options on these contracts. The fund uses options, futures contracts and related options to seek to manage risks relating to targeted long or short portfolio allocation percentages and other market factors, to seek to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way, to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove fund assets from exposure to the market.

[Side Bar]

Selling Short

When the fund sells a security short, it borrows the security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Selling "short" may be used to seek to hedge the Fund's long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the manager's research. Until the fund replaces the borrowed security, it will maintain daily a segregated account with a broker or custodian, as required by law. The fund is also required to repay the lender the dividends or interest that accrue on the stock during the period of the loan. In addition, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. Selling short magnifies the potential for both gain and loss to the fund and its shareholders. The larger the Fund's short position, the greater the potential for gain and loss. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and selling the underlying security itself.

OTHER INVESTMENTS

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

Borrowing/Leverage. For temporary or emergency purposes or to seek to increase total return (e.g., in order to take advantage of opportunities to buy more securities), the fund may borrow from banks an amount up to 1/3 of the value of its total assets. The manager will employ risk management techniques and will deleverage when it determines that market conditions require deleveraging.

{Sidebar}
Call Options

The Fund Collects a Premium.
FOR THE RIGHT TO PURCHASE THE UNDERLYING SECURITIES FROM THE FUND, THE BUYER OF A CALL OPTION SOLD BY THE FUND PAYS A FEE OR "PREMIUM" TO THE FUND. THE PREMIUM IS PAID AT THE TIME THE OPTION IS PURCHASED, AND IS NOT FROM THE FUND REFUNDABLE TO THE BUYER REGARDLESS OF WHAT HAPPENS TO THE SECURITIES' PRICE. PREMIUMS RECEIVED FOR WRITING VARIOUS CALL OPTIONS MAY DECREASE AS A RESULT OF CERTAIN FACTORS, SUCH AS A REDUCTION IN INTEREST RATES, A DECLINE IN STOCK MARKET VOLUMES OR A DECREASE IN THE PRICE VOLATILITY OF THE UNDERLYING SECURITIES ON WHICH THE CALL OPTIONS ARE WRITTEN.

If the Option is Exercised.
THE BUYER OF AN OPTION MAY ELECT TO EXERCISE THE OPTION AT THE EXERCISE PRICE AT ANY TIME BEFORE THE OPTION EXPIRES. THE FUND IS THEN OBLIGATED TO DELIVER THE UNDERLYING SHARES AT THAT EXERCISE PRICE. OPTIONS ARE NORMALLY EXERCISED IF THE MARKET PRICE OF THE SECURITIES EXCEED THE EXERCISE PRICE OF THE OPTION.

If the Option Expires.
IF THE MARKET PRICE OF THE SECURITY DOES NOT EXCEED THE EXERCISE PRICE, THE CALL OPTION WILL LIKELY EXPIRE WITHOUT BEING EXERCISED. THE FUND KEEPS THE PREMIUM. THE FUND MAY CONTINUE TO HOLD THE UNDERLYING SECURITY OR MAY SELL THE POSITION.

MAIN RISKS

An investment in the fund involves a significant degree of risk and it is designed for only the most sophisticated and risk-tolerant investors. The main risks of investing in the fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. There is no assurance that the fund will achieve its investment objective. The market may also fail to recognize the intrinsic worth of an investment or the manager may misgauge that worth. In addition, the fund has no control over factors pertaining to the value of particular portfolio securities such as:

         - management
         - market for the issuer's products or services
         - sources of supply
         - technological changes
         - availability of additional capital and labor
         - highly volatile markets

INVESTMENT RISK. The fund's investment program is considered speculative, and there can be no assurance that the manager's assessments of the short-term or long-term prospects of investments will prove accurate. A number of investment techniques to be used by the fund, such as selling short, purchasing or selling put and call options, leveraging investments, concentrating investments in a single or limited number of market sectors and trading in derivatives, are all considered speculative and inherently risky investment practices.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK. The fund will focus and hold its largest concentration of investments within the financial services industry. Accordingly, the fund will be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

         - changes in economic conditions and interest rates
         - companies in the financial services sector may fall out of favor
         - concentration of investments may increase the volatility of the value of the fund's investments

SHORT SALE RISK. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. In addition, because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

SMALL AND MID-CAPITALIZATION COMPANIES. The fund may invest in the securities of companies with small or mid-capitalization, which can involve greater risk and the possibility of greater portfolio volatility. Historically, stocks of small or mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-sized companies may have limited product lines, financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange.

BORROWING (LEVERAGE) RISK. Borrowing money to increase the fund's combined long and short exposure and to seek to enhance returns creates special risks. The use of leverage may make any change in the fund's net asset value even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall fund return. To the extent the investment returns derived from securities purchased with borrowed funds exceed the interest the fund will have to pay, the fund's return would be greater than if leverage were not used. Conversely, if the investment return from the assets acquired with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the fund would be less than if leverage were not used. In such a case, it could be necessary for the fund to liquidate certain of its investments, thereby reducing the net asset value of the fund's shares.

SEGREGATED ACCOUNT RISK. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with a similar security. Therefore, the segregation of a large percentage of the fund's assets could possibly hinder management of the portfolio or the fund's ability to meet redemption requests or other current obligations.

DERIVATIVE SECURITIES. The fund's ability to utilize derivatives successfully will depend on the manager's ability to predict pertinent market and currency exchange rate movements, which cannot be assured. Derivatives involve a number of risks including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view of certain market or currency movements is incorrect, the risk that the use of derivatives could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchase due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The use of options and futures transactions entail certain other risks. Futures markets are highly volatile, and the use of futures may increase the volatility of the fund's investments. The variable degree of correlation between the price movements of future contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the derivative instruments may be greater than gains in the value of the fund's position. In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the position, at the same time, such transactions can limit the potential gain that might result from an increase in value of such position.

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. Non-U.S. investments present additional risks compared with U.S. investments. These may include:

         - Unfavorable changes in currency exchange rates
         - Negative political and economic developments

         - Trading practices
         - Availability of information
         - Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.

IPO RISK. The fund may invest in initial public offerings (IPOs) of securities. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

NON-DIVERSIFICATION. The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. As a result, matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund's share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund's portfolio investments. Notwithstanding its non-diversified status, the fund may not invest in securities of more than three issuers, each of which represents 10% or more of the fund's assets, and the fund may not invest more than 15% of its assets in the securities of any single issuer.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund will be actively managed and the manager may make frequent adjustments to the fund's portfolio if it believes that market conditions or research opinions affecting the market or individual issues warrant such action or as a result of changes in the manager's risk tolerance or to take advantage of short-term trading opportunities. Accordingly, the fund is expected to have a higher portfolio turnover rate. High turnover increases the fund's transaction costs, thereby lowering returns. It also may increase your tax liability.

Tax Consequences to Writing Covered Call Options. The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

PAST PERFORMANCE

Fund performance results have not been provided because as of the date of this Prospectus the fund had not been in operation for a full calendar year. The [___________Index] has been selected by the manager as the appropriate benchmark index for performance comparison purposes.

FEES AND EXPENSES

The table below describes the fees and estimated expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return.

FEE TABLE

                                                Class A           Class C

SHAREHOLDER FEES
 fees paid directly from your investment

Maximum front-end sales charge (load)          5.00%(1)              NONE
 % of offering price

Maximum contingent deferred sales charge        NONE(2)              1.00%(3)
 % of offering price or the amount you receive when you sell shares, whichever is less

Maximum short-term redemption fee(4)             2.00%               2.00%
          % of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
 expenses that are deducted from class assets

Management fees                                 [1.50%](5)          [1.50%](5)
Distribution (12b-1) fees(6)                    [0.30%]             [1.00%]
Other expenses(7)                                 ___%                ___%
--------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(7)          ___%                ___%

(1) Lower front-end sales charges for Class A may be available for purchase in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) On Class C shares redeemed less than 1 year after purchase.

(4) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(5) [The fund pays a management fee that ranges from 1.00% to 2.00% of average daily net assets based on its performance and the size of the fund. See "Management Fees."]

(6) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(7) These are the gross fees and estimated expenses that the fund will incur for the current calendar year if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice. With the cap, expenses are estimated to be:

Management fees                                       1.50%(4)   1.50%(4)
Distribution (12b-1) fees                             0.30%      1.00%
Other expenses                                        0.30%      0.35%
-----------------------------------------------------------------------
Net Annual Fund Operating Expenses                    2.10%      2.85%

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver.

                                1 year     3 years
--------------------------------------------------
Class A                         $             $
Class C with redemption         $             $
Class C without redemption      $             $

Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE
An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first year of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 60 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program. The fund pays the adviser a fee for managing the fund and to cover the cost of providing certain services to the fund. The adviser's fee varies based on the investment performance of the fund compared to the _____________ Index. The adviser earns a basic fee of 1.50% of average daily net assets which can increase or decrease by a maximum of 0.50% of average daily net assets, depending on the performance of the fund's Class A shares relative to the Index. The performance period consists of the current month and the prior 35 months or such shorter period since commencement of the fund's operations ("performance period").

The adviser's fee increases or decreases depending upon whether the fund's performance is up and down more or less than that of the Index. Each percentage point of difference between the performance of the Class A shares and the Index (to a maximum of +/-10) during the performance period is multiplied by a performance rate adjustment of 0.05%. As a result, the maximum annualized rate adjustment is +/-0.50%. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the fund over the entire performance period, giving a dollar amount that is added to (or subtracted from) the basic fee.

RULE 12B-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                          BURNHAM SMALL CAP VALUE FUND

IS THIS FUND FOR YOU?

Burnham Small Cap Value Fund is best suited for investors who:

- Are investing for the long term

- Want to increase their exposure to small-capitalization companies

- Seek potentially more rapid growth than might be achieved in a larger-capitalization fund

- Are comfortable with increased price volatility

Portfolio manager

Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Burnham is president, chief executive officer and chairman of the board of trustees of the fund and the chairman and chief executive officer of the adviser.

This fund's goal is non-fundamental and may be changed without shareholder approval.

MAIN STRATEGIES

The fund seeks capital appreciation.

The fund pursues its goal by investing at least 80% of its assets in stocks of U.S. and foreign companies with market capitalizations of $1.5 billion or less. These stocks may trade on exchanges or over-the-counter (OTC).

How the fund selects securities

In managing the fund's portfolio, the manager emphasizes individual stock selection. Using a value-oriented strategy, the fund initially seeks to identify a pool of companies with the potential for long term capital appreciation that are currently unrecognized by or temporarily out of favor with the market.

Its research methods include the following:

- Fundamental analysis of company balance sheets
- On-site visits
- Interviews with senior management
- Data from research firms, electronic databases and relevant technical journals

In deciding which companies to invest in, the manager looks for a specific catalyst that the manager believes will spur share price growth. These catalysts might include:

- Increased investor attention
- Asset sales
- Corporate restructuring
- Upswing in a business or industry cycle
- Innovation, such as a new product introduction
- Favorable regulatory changes

The manager may sell a security when it achieves a clearly defined target price. A security may be sold when any one of the following occur:

- A disruptive change in management
- The company is unable to operate under its financial burdens
- The cycle fails to materialize
- A company's product or technology cannot be commercialized

Other investments

The fund may invest up to 20% of its assets in:

- Stocks of companies with market capitalizations of more than $1.5 billion.
- Derivatives, which are a type of investment whose value is based on other securities or market indices

The fund may use derivatives to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

MAIN RISKS

The main risk of this fund is the performance of the stock market. Because the fund emphasizes small-capitalization companies, investors should expect greater volatility than in a fund that invests in medium- or large-capitalization companies.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- Small-capitalization stocks could fall out of favor with the market, particularly in comparison with large- or medium-capitalization stocks.

- Companies in the fund's portfolio could fail to reach earnings estimates or other market expectations, causing their stock prices to drop.

- The fund's management strategy or securities selection methods could prove to be less successful than anticipated.

- Investments in derivatives could magnify any of the fund's gains or losses. Derivatives can also make the fund's portfolio less liquid and harder to value, especially in a declining market.

- Foreign investments present additional risks compared with domestic investments. These may include:

         - Unfavorable currency exchange rates
         - Inadequate financial information
         - Political and economic upheavals

These risks are greater in emerging markets.

IPO RISK. The fund may invest in initial public offerings (IPOs) of securities. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

NON-DIVERSIFICATION. The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. As a result, matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund's share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund's portfolio investments. Notwithstanding its non-diversified status, the fund may not invest in securities of more than three issuers, each of which represents 10% or more of the fund's assets, and the fund may not invest more than 15% of its assets in the securities of any single issuer.

Definition of small-capitalization companies

There are thousands of publicly traded companies with assets under $1.5 billion in the U.S. alone. Small companies are often volatile, with the potential for rapid growth and equally rapid decline. Many small companies are young and have yet to prove their ability to sustain growth. They are generally more vulnerable to business setbacks because of small product lines, niche markets and limited financial resources. In a declining market, these stocks may be harder to sell, which may further depress their prices.

Why invest in small-capitalization value stocks?

- Small-capitalization stocks offer the potential for superior long-term performance.

- Small-capitalization value stocks have historically tended to outperform small-cap growth stocks over the long term.

- The absence of investment analysts in the smaller market capitalization stocks magnifies market inefficiencies. This makes the fund's performance more dependent on the manager's proprietary research.

VALUE INVESTING

An approach to investing that seeks to identify, through in-depth research and analysis, companies that are undervalued in the market place -- companies whose market value is less than their economic value. Such companies are often out of favor or not closely followed by investors, but offer the potential for substantial appreciation over time.

PAST PERFORMANCE

No past performance data is available yet for this new fund. The [_____ Index] has been selected by the manager as the appropriate benchmark for performance comparison purposes.

FEES AND EXPENSES
The table below describes the fees and estimated expenses you could expect as an investor in this fund. Shareholder Fees are one-time expenses charged directly to you. Annual Class Operating Expenses come out of Class assets, and are reflected in the fund's total return.

                                                           Class A       Class C
--------------------------------------------------------------------------------
SHAREHOLDER FEES

   fees paid directly from your investment

Maximum front-end sales charge (load)                        5.00%(1)     NONE
   % of offering price
Maximum contingent deferred sales charge                      NONE(2)   1.00%(3)
   % of offering price or the amount you receive when you sell shares, whichever is less

Maximum short-term redemption fee(4)                         2.00%      2.00%
          % of redemption proceeds

--------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
expenses are deducted from class assets


Management fees                                              1.00%      1.00%
Distribution 12b-1 fees(5)                                   0.30%      1.00%
Other expenses(6)                                            0.70%      0.70%
------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(6)                     2.00%      2.70%

(1) Lower front-end sales charges for Class A may be available for purchase in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) On Class C shares redeemed less than 1 year after purchase.

(4) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(5) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(6) These are the gross fees and estimated expenses that the fund will incur for the current calendar year if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice. With the cap, expenses are estimated to be:

Management fees                                                 1.00%      1.00%
Distribution (12b-1) fees                                       0.30%      1.00%
Other expenses                                                  0.35%      0.35%
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                              1.65%      2.35%

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver

                                      1 year     3 year
------------------------------------------------------------------------
Class A                                 $         $
Class C with redemption                 $         $
Class C without redemption              $         $

Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 60 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12B-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, administration, custodian, professional and registration fees.

                            BURNHAM MONEY MARKET FUND

TICKER SYMBOL BURXX

SUBADVISER

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974, is one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices.

Portfolio Manager

Molly Flewharty has had the primary day-to-day responsibility for the fund's portfolio since inception. Ms. Flewharty is Senior Vice-President of Reich & Tang Asset Management, LLC.

IS THIS FUND FOR YOU?

Burnham Money Market Fund is best suited for investors who:

- Seek to preserve capital

- Are seeking a temporary holding place for investments

- Are investing for the short-term

- Are seeking the highest possible income available from short-term securities

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES

The fund is managed to maintain a stable $1.00 share price. The fund invests only in dollar-denominated money market securities of the highest short-term credit quality. Each security must have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

HOW THE FUND SELECTS SECURITIES

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of:

- Credit quality
- Yield
- Interest rate sensitivity
- Price

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, credit quality and performance. The primary function of the committee is to develop an approved list of securities that satisfy the funds' credit criteria, guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may invest in certain foreign securities: dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks.

                        DEFINITION OF A MONEY MARKET FUND

A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.

MAIN RISKS

The main risk of this fund is the level of short-term interest rates. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- An issuer could be downgraded in credit quality or go into default.

- Foreign securities present additional risks compared with domestic investments. These may include:

- Inadequate financial information

- Political and economic upheavals

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

MONEY MARKET FUND YIELD

The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.

TYPES OF MONEY MARKET SECURITIES

U.S. TREASURY BILLS
Debt obligations sold by the U.S. Treasury that mature in one year or less and are backed by the U.S. government.

AGENCY NOTES
Debt obligations of U.S. government agencies.

CERTIFICATES OF DEPOSIT
Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

REPURCHASE AGREEMENTS
Contracts, usually involving U.S. government securities, whereby one party sells and agrees to buy back securities at a fixed price on a designated date.

BANKERS' ACCEPTANCES
Bank-issued commitments to pay for merchandise sold in the import/export market.

COMMERCIAL PAPER
Unsecured short-term obligations that companies typically issue to finance current operations and expenses.

MEDIUM-TERM NOTES
Unsecured corporate debt obligations that are continuously offered in a range of maturities and structures.

FLOATING RATE NOTE
A debt instrument with a variable interest rate that is typically tied to a money market index. Floating rate notes usually have a maturity of less than five years.

VARIABLE RATE DEMAND NOTES
Notes from commercial banks that are payable on demand. Interest is tied to a money market rate, usually the bank Prime Rate. The rate on the note is adjusted for changes in the base rate.

TAXABLE MUNICIPAL NOTES
Taxable debt obligation of a state or local government entity.

PAST PERFORMANCE

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM MONEY MARKET FUND

                           [PERFORMANCE GRAPH OMITTED]

2000         2001        2002          2003
5.66%        3.36%       1.00%          %

BEST QUARTER:  % IN 3RD QUARTER OF 2000
WORST QUARTER: % IN 3RD QUARTER OF 2002

If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-462-2392.

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.

For the following periods ending 12/31/2003     1 year     Since Inception
                                                            (May 3, 1999)

BURNHAM MONEY MARKET FUND

FEES AND EXPENSES

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return.

FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                          NONE
        fees paid directly from your investment

ANNUAL CLASS OPERATING EXPENSES
        expenses that are deducted from fund assets

Management fees                                           0.45%
Distribution (12b-1) fees                                 NONE
Other expenses (1)                                            %
--------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(1)                  1.15%

(1) These are the gross fees and expenses that the fund would have incurred for the fiscal year ended December 31, 2003, if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to continue to waive and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice. With the cap, actual expenses were:

Management fees                                 0.45%
Distribution (12b-1) fees                       NONE
Other expenses                                  0.52%
---------------------------------------------------------------
Net Annual Fund Operating Expenses              0.97%

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment

- 5% annual return

- No changes in operating expenses

- Reinvestment of all dividends and distributions

- This example does not give effect to the fee waiver

       1 year            3 years            5 years            10 years
       ----------------------------------------------------------------
       $                 $                  $                  $

The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES
Fee paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES
Fees paid by the fund for miscellaneous items such as transfer agency, administration, custodian, professional and registration fees.

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

TICKER SYMBOL BUTXX

SUBADVISER

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974, is one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices.

PORTFOLIO MANAGER

Molly Flewharty has had the primary day-to-day responsibility for the fund's portfolio since inception. Ms. Flewharty is Senior Vice-President of Reich & Tang Asset Management, LLC.

Is this fund for you?

Burnham U.S. Government Money Market Fund is best suited for investors who:

- Seek maximum preservation of capital, liquidity and the highest possible current income

- Are seeking stability and accessibility for investment

- Are investing for the short term

- Are seeking the highest possible credit risk protection on investments

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES

The fund is managed to maintain a stable $1.00 per share price. The fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. The fund's other investments consist primarily of repurchase agreements, although it may invest in all types of money market securities. Each security will have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

How the fund selects securities

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of their:

- Interest rate sensitivity

- Yield

- Price

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, availability of cash, and performance. The primary function of the committee is to develop an approved list of securities that satisfy the fund's guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

                        DEFINITION OF A MONEY MARKET FUND

A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.

MAIN RISKS

The main risk of the fund is the level of short-term interest rates. There is little risk of principal loss because the fund is managed to maintain a stable $1.00 share price. However, the fund may be unable to avoid principal losses if interest rates rise sharply in an unusually short period of time. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

The fund should have minimal or no credit risk because it invests in securities backed by the U.S. government, the most creditworthy issuer of fixed income securities.

In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.

If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

The Fund's investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in the fund.

MONEY MARKET FUND YIELD

The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.

TYPES OF MONEY MARKET SECURITIES

U.S. TREASURY SECURITIES

Debt obligations, including bills, notes, bonds and other debt securities sold by the U.S. Treasury that mature in one year or less and are backed by the U.S. government.

U.S. GOVERNMENT AGENCY AND OTHER OBLIGATIONS

Debt obligations of U.S. government agencies. The fund will invest only in agency securities backed by the full faith and credit of the U.S. government.

REPURCHASE AGREEMENTS

Contracts, usually involving U.S. government securities, under which one party sells and agrees to buy back securities at a fixed price on a designated date.

PAST PERFORMANCE
The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM U.S. GOVERNMENT MONEY MARKET FUND*

                           [PERFORMANCE GRAPH OMITTED]

2000     2001      2002      2003
5.57%    3.28%     1.00%     ___%

BEST QUARTER:    % IN 3RD QUARTER OF 2000
WORST QUARTER:   % IN 3RD QUARTER OF 2002

If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-462-2392.

AVERAGE ANNUAL RETURNS*

The table presents the fund's average annual returns over 1 year and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.

For the following periods ending 12/31/200      1 year     Since Inception
                                                          (October 13, 1999)

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND          %                   %

*Prior to ______, 2004, the name of the fund was Burnham U.S. Treasury Money Market Fund. The fund previously invested at least 80% of its assets in U.S. treasury securities, which are backed by the full faith and credit of the U.S. government.


FEES AND EXPENSES
The table below describes the fees and expenses you could expect as an investor in the fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of Class assets and are reflected in the fund's total return.

FEE TABLE

SHAREHOLDER FEES NONE
fees paid directly from your investment

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from fund assets

Management fees                                                       0.40%
Distribution (12b-1) fees                                             NONE
Other expenses                                                            %
                                                                      -----
TOTAL ANNUAL CLASS OPERATING EXPENSES                                     %
                                                                      =====

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions

            1 year         3 years         5 years        10 years
         ------------------------------------------------------------
            $              $               $              $

The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, professional and registration fees.

THE INVESTMENT ADVISER

The funds' investment adviser and manager is Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, NY 10019.

With respect to the Burnham Fund and the Burnham Small Cap Value Fund, the adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. With respect to the other funds that utilize an investment subadviser, the adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of subadvisers. Subject to the approval of the Trust's board of trustees, the adviser also establishes and modifies whenever necessary the investment strategies of the funds. In return for these services, the adviser receives a fee from each fund as described in the table below. Each subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to its fund. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to any subadviser.

FEE AS A % OF AVERAGE DAILY NAV

BURNHAM FUND                                                            0.60%
--------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND                                         0.75%
--------------------------------------------------------------------------------
BURNHAM FINANCIAL INDUSTRIES FUND                                      [0.90%]
--------------------------------------------------------------------------------
BURNHAM LONG/SHORT EQUITY FUND                                         [1.50%*]
--------------------------------------------------------------------------------
BURNHAM SMALL CAP VALUE FUND                                            1.00%
--------------------------------------------------------------------------------
BURNHAM MONEY MARKET FUND                                               0.45%
--------------------------------------------------------------------------------
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND                               0.40%

Total annual fund operating expenses of these funds are capped (see table below), which may reduce the adviser's fee. Although the adviser currently intends to continue to cap expenses through fee waivers and/or expense reimbursements, this voluntary action by the adviser may be discontinued on 30 days notice. Any waiver or reimbursement by the adviser is subject to repayment by the funds within the following three years if the funds are able to make the repayment without exceeding their current expense limits. The caps do not apply to transaction costs, taxes, interest charges or extraordinary or litigation expenses.

[*The fund pays a management fee that ranges from 1.00% to 2.00% of average daily net assets based on its performance.]

OPERATING EXPENSE CAP AS A % OF AVERAGE DAILY NAV

                                         CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
BURNHAM FUND                                 1.39%           2.14%           ____%
---------------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND              1.60%           2.35%           ____%
---------------------------------------------------------------------------------------
BURNHAM FINANCIAL INDUSTRIES FUND            1.75%           n/a             2.50%
---------------------------------------------------------------------------------------
BURNHAM LONG/SHORT EQUITY FUND               1.60%           n/a             ____%
---------------------------------------------------------------------------------------
BURNHAM SMALL CAP VALUE FUND                 1.65%           n/a             2.35%
---------------------------------------------------------------------------------------
BURNHAM MONEY MARKET FUND                    0.87%           n/a              n/a
---------------------------------------------------------------------------------------
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND    n/a             n/a              n/a

Burnham Investors Trust and the adviser have applied for an exemptive order from the Securities and Exchange Commission to permit the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. If the exemptive relief is obtained, the adviser will have ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. In addition, the shareholders of the Burnham Fund, the Burnham Financial Services Fund, the Burnham Money Market Fund and the Burnham U.S. Government Money Market must initially grant such responsibility to the adviser. No such shareholder approval is necessary with respect to the Burnham Financial Industries Fund, the Burnham Long/Short Equity Fund or the Burnham Small Cap Value Fund.

YOUR ACCOUNT

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors--including tax liability, sales charges, and transaction volume--that should influence your investment decisions.

DISTRIBUTION AND SERVICE FEES

The Burnham Fund, the Burnham Financial Services Fund, the Burnham Financial Industries Fund and the Burnham Long/Short Equity Fund have each adopted a distribution and service plan under Rule 12b-1 for each class of shares whereby these funds pay the distributor for expenses incurred in connection with distributing fund shares and/or in providing shareholder support services. These services may include, among others: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. The distributor and/or the adviser may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service providers, that provide these services.

CHOOSING A SHARE CLASS

WHY DIFFERENT SHARE CLASSES?

By offering different share classes, a fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.

Shares of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund are offered in one class only, with no sales charge. Shares of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund are not subject to any 12b-1 distribution or service fees. Burnham Fund, Burnham Financial Services Fund Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund offer shares in Class A and Class C. After __________, 2004, Class B shares of Burnham Fund and Burnham Financial Services Fund are no longer offered.

CLASS A SALES CHARGES

Front-end sales charge decreases with the amount you invest and is included in the offering price [see schedule]

Rule 12b-1 fee of 0.25% annually of average net asset value for the Burnham Fund and Burnham Financial Services Fund. Rule 12b-1 fee of 0.30% annually of average net asset value for the Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund.

AMOUNT INVESTED                    SALES CHARGE
                                 % OFFERING PRICE                % NAV

less than $50,000                     5.00%                       5.26%
$50,000-$99,999                       4.50%                       4.71%
$100,000-$249,999                     4.00%                       4.17%
$250,000-$499,999                     3.00%                       3.09%
$500,000-$999,999                     2.00%                       2.04%
$1,000,000 and above                   --*                         --*


*PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES) The following CDSC will be imposed on investments over $1 million if shares are sold within two years of purchase. The charge is calculated from the NAV at the time of purchase or sale, whichever is lower.

PURCHASE-TO-SALE PERIOD CDSC

Less than 1 year  1.00%
1-2 years         0.50%

CLASS B DEFERRED SALES CHARGE

Contingent deferred sales charge (CDSC) decreases with the amount of time you hold your shares [see schedule]

Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average net asset value

Maximum purchase $250,000

PURCHASE-TO-SALE PERIOD               CDSC
less than 1 year                      5.00%
1-2 years                             4.00%
2-4 years                             3.00%
4-5 years                             2.00%
5-6 years                             1.00%
6 years and longer                    --

Shares not subject to CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

        - Represent increases in the NAV above the net cost of the original investment

        -    Were acquired through reinvestment of dividends or distributions

After 8 years, Class B shares automatically convert to Class A.

CLASS C DEFERRED SALES CHARGE

Contingent deferred sales charge (CDSC) of 1.00% for a purchase to sale period of less than one year. No sales charge thereafter.

Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average net asset value

Maximum purchase $1,000,000

Shares not subject to CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

        - Represent increases in the NAV above the net cost of the original investment
        -    Were acquired through reinvestment of dividends or distributions
        -    Class C shares do not convert to any other class of shares

CALCULATION OF NET ASSET VALUE
Each fund calculates its net asset value per share (NAV) of each class at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as defined in the Statement of Additional Information. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Funds' transfer agent before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's closing.

The NAV per share of each class of a fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.


SALES CHARGE WAIVERS

Under certain conditions, the following investors can buy Class A shares without a sales charge:

        - Shareholders of the Burnham Fund who purchased shares directly from the fund before August 27, 1998
        - Officers, directors, trustees, employees of the adviser, the fund's distributor, certain other service providers and any of their affiliated companies, and immediate family members of any of these people
        - Employee benefit plans having more than 25 eligible employees or a minimum of $250,000
        - Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans
        - Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees
        - Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the funds
        - Individuals investing distributions from tax-deferred savings and retirement plans
        - Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been assessed. Proof of the date redemption will be required.
        - All retirement plan transfer of assets (TOA) established directly with the funds utilizing PFPC Trust Company as the plan's custodian.

CDSC charges will be waived on redemptions of Class B and Class C shares in connection with:

        -    Distributions from certain employee tax-qualified benefit plans

        -    Any shareholder's death or disability

        - Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account's original value.

              CLASS B AND CLASS C MAY NOT BE SUITABLE FOR INVESTORS
                THAT ANTICIPATE WITHDRAWING MORE THAN 10% OF THE
                       ACCOUNT'S ORIGINAL VALUE PER ANNUM.

WAYS TO REDUCE SALES CHARGES
Investors can reduce or eliminate sales charges on Class A shares under certain conditions.

COMBINED PURCHASE
Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total.

RIGHT OF ACCUMULATION

If you already hold Class A shares of a fund, the sales charge rate on additional purchases can be based on your total Class A shares in the fund. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total.

LETTER OF INTENT
This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

COMBINATION PRIVILEGE
You can use the combined total of Class A shares of multiple Burnham funds for the purpose of calculating the sales charge. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total. Rule 12b-1 fees differ for Class A shares of different funds.

PLEASE NOTE:
You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges.

SHORT-TERM REDEMPTION FEE
Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund may charge a 2.00% short-term redemption fee when shares of the fund are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the relevant fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.

The short-term redemption fee does not apply to:

- Shares acquired through reinvestment of dividends and other distributions;
- Shares of a fund in an account which is closed by the fund because it fails to meet the fund's minimum balance requirements; and
- Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

Each fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE BURNHAM FUNDS

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the funds' New Account Application, you will be required to supply the funds with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the funds may temporarily limit additional share purchases. In addition, the funds may limit additional share purchases or close your account if they are unable to verify your identity.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

MINIMUM PURCHASE AMOUNT
                                       INITIAL PURCHASE     SUBSEQUENT PURCHASES

Individual retirement accounts         $100                 $50
Automatic investment program           $100                 $50
All other funds and programs (except
 Burnham Long/Short Equity Fund)       $2,500               $500
Burnham Long/Short Equity Fund         $10,000              $2,500

These amounts may be waived or changed at the funds' discretion.

METHOD                         PROCEDURE
--------------------------------------------------------------------------------
MAIL      Open an account      Complete and sign the application form. Send a
                               check drawn on a U.S. bank for at least the minimum amount required, make the check payable to "Burnham Investors Trust." Send the check and application form to the address below.

          Open an IRA          Shares of the funds are available for
                               purchase through Individual Retirement Accounts
                               (IRAs) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.

          Subsequent purchase  Send in a check for the appropriate minimum amount (or more) with your account name and
                               number. For your convenience, you may use the
                               deposit slip attached to your quarterly account
                               statements.
--------------------------------------------------------------------------------
FEDERAL   Subsequent purchase  This option is available to existing open
FUNDS WIRE                     accounts only. New accounts must complete an
                               application form and forward payment to the address listed below.

          Wire address               PNC Bank
                                     ABA No: 031000053
                                     FFC Account Number: 86-0690-6049
                                     Attn: [Name and Class of Fund]
                                     Burnham Account Name
                                     Burnham Account Number
--------------------------------------------------------------------------------
AUTOMATIC                      You can make automatic monthly, quarterly or
INVESTMENT                     annual purchases (on the 5th or 15th day of each
PROGRAM                        month) of $50 or more. To activate the automatic
                               investment plan, complete an account application notifying the funds. Your investment may come from your bank account or from your balance in the Burnham Money Market Fund or Burnham U.S.
                               Government Money Market Fund. You may change the purchase amount or terminate the plan at any time by writing to the funds.

--------------------------------------------------------------------------------
ELECTRONIC                     To purchase shares via electronic funds transfer,
FUNDS TRANSFER                 check this option on your account application
                               form. Your bank must be a member of the ACH
                               system.
--------------------------------------------------------------------------------
AUTHORIZED BROKER/DEALER       Contact your broker/dealer or investment
OR INVESTMENT PROFESSIONAL     professional to set up a new account, purchase
                               fund shares, and make subsequent investments.
                               Purchase orders that are received by your broker/dealer before 4:00 p.m. eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day's NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the fund transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

SEND REGULAR MAIL TO:           SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                                SERVICE AGENT:

BURNHAM INVESTORS TRUST         BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                   C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                   760 MOORE RD                    1-800-462-2392
PROVIDENCE, RI 02940-9781       KING OF PRUSSIA, PA 19406-1212

HOW TO EXCHANGE AND REDEEM SHARES
--------------------------------------------------------------------------------
METHOD                   PROCEDURE
--------------------------------------------------------------------------------
BY MAIL Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to "Burnham Investors Trust" to the address below. Please be sure to specify:

                          - the fund
                          - account number
                          - the dollar value or number of shares you wish to
                            sell


                          Include all necessary signatures and any additional
                          documents as well as a medallion signature guarantee
                          if required. (See page 25 "What is a Medallion
                          Signature Guarantee")
--------------------------------------------------------------------------------
BY TELEPHONE              As long as the transaction does not require a
                          written or medallion signature guarantee, you or your
                          financial professional can sell shares by calling
                          Burnham Investors Trust at 1-800-462-2392. Press 1 and
                          follow the automated menu to speak to a customer
                          service representative. A check will be mailed to you
                          on the following business day. The funds have
                          procedures to verify that your telephone instructions
                          are genuine. These may include asking for identifying
                          information and recording the call. As long as the
                          fund and its representatives take reasonable measures
                          to verify the authenticity of the call, you will be
                          held responsible for any losses cause by unauthorized
                          telephone orders.
--------------------------------------------------------------------------------
AUTHORIZED BROKER/DEALER  If you invest through an authorized broker/dealer OR
INVESTMENT PROFESSIONAL   or investment professional, they can sell or
                          exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL     If you have a share balance of at least $5,000, you
PLANS                     may elect to have monthly, quarterly or annual
                          payments of a specified amount ($50 minimum)
                          sent to you or someone you designate. The funds do not
                          charge for this service. See "Systematic Withdraw
                          Plan" information on page 26.
--------------------------------------------------------------------------------
BY FEDERAL FUNDS WIRE     Confirm with Burnham Investors Trust that a wire
                          redemption privilege, including your bank designation,
                          is in place on your account. Once this is established,
                          you may request to sell shares of Burnham Investors
                          Trust. Proceeds will be wired to your pre-designated
                          bank account. See "Federal Funds Wire" information on
                          page 22.
--------------------------------------------------------------------------------
BY EXCHANGE               Read the prospectus before making an exchange. Class A
                          shares of different Burnham funds have different Rule
                          12b-1 fees. You will pay more in ongoing 12b-1 expenses if you exchange Class A shares out of any of Burnham Fund or Burnham Financial Services Fund and into Burnham Financial Industries Fund, Burnham Small
                          Cap Value Fund or Burnham Long/Short Equity Fund.
                          Burnham Money Market Fund and Burnham U.S. Government
                          Money Market Fund do not charge Rule 12b-1 fees. Call
                          Burnham Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

SEND REGULAR MAIL TO:           SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                                SERVICE AGENT:

BURNHAM INVESTORS TRUST         BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                   C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                   760 MOORE RD                    1-800-462-2392
PROVIDENCE, RI 02940-9781       KING OF PRUSSIA, PA 19406-1212

TRANSACTION POLICIES

PAYING FOR SHARES

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler's checks, credit card checks or money orders will not be accepted. For fund purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

FEDERAL FUNDS WIRES

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

TELEPHONE TRANSACTIONS

The funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

CHECK WRITING FOR BURNHAM MONEY MARKET FUND AND
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

You must have a Burnham Money Market Fund or a Burnham U.S. Government Money Market Fund account before adding this service. Call 1-800-462-2392 to request a Shareholder Services application to add the check writing feature.

Individual checks must be for $250 or more. You may not close a Burnham Money Market Fund or Burnham U.S. Government Money Market Fund account by writing a check.

THIRD PARTY CHECKS

Third party checks will not be accepted.

REGULAR INVESTING AND DOLLAR-COST AVERAGING

Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

OTHER POLICIES

Under certain circumstances, the funds reserve the right to:

- Suspend the offering of shares

- Reject any exchange or investment order

- Change, suspend or revoke exchange privileges

- Suspend the telephone order privilege without advance notice to shareholders

- Satisfy an order to sell fund shares with securities rather than cash, for certain large orders

- Suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by SEC

- Change their investment minimums or other requirements for buying or selling, or waive minimums and requirements for certain investors

- Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater than $500,000

REDEEMING SHARES
You may redeem your shares in the funds at any time. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

- In unusual circumstances where the law allows additional time if needed
- If a check you wrote to buy shares hasn't cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

EXCHANGE PRIVILEGE
Exchanges of shares have the same tax consequences as redemptions. The funds' general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class and for shares of the Burnham Money Market Fund and Burnham U.S. Government Money Market Fund. Exchanges of shares of the Burnham Money Market Fund and Burnham U.S. Government Money Market Fund for Class A shares of another fund may be subject to sales charges (unless you have already paid a sales charge with respect to your investment being exchanged). Each fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the fund.

THE FUNDS MAY RESTRICT OR CANCEL THE EXCHANGE PRIVILEGE OF ANY PERSON THAT, IN THE OPINION OF THE FUNDS, IS USING MARKET TIMING STRATEGIES OR MAKING MORE THAN TWO EXCHANGES (EACH EXCEEDING $10,000 IN VALUE) PER OWNER OR CONTROLLING PERSON PER 60 DAY PERIOD.

EXCESSIVE TRADING POLICY
Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The funds are not intended for market timing or excessive trading. To deter such activities, the funds or their agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within 60 days of each other and bar, without any prior notice, future purchases of the funds by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. In addition, the funds or their agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the funds believe are market timers may be revoked or cancelled by a fund on the next business day after receipt of the order.

Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money market fund and a non-money market fund are not exempt); and 2) systematic purchases and redemptions. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the funds consider the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the funds to prevent excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

ACCOUNT BALANCE BELOW MINIMUM AMOUNTS
The funds reserve the right to close your account if your balance falls below the minimum initial investment amount of $2,500 Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Small Cap Value Fund, Burnham Money Market Fund or Burnham U.S. Government Money Market Fund, and $10,000 for Burnham Long/Short Equity Fund. Your fund will notify you and allow you 60 days to bring the account balance back up to the minimum level. This does not apply to reduced balances caused by market losses or accounts that are not subject to a minimum investment requirement. A fee of $20 will be automatically deducted from non-retirement accounts falling below minimum amounts. The valuation of accounts and deduction will take place during the last 5 business days of September.

REINSTATEMENT PRIVILEGE
You may reinvest your proceeds from a redemption in shares of the same class. The proceeds will be credited at NAV up to 120 days after the redemption of shares.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan (SWP) is available for shareholders who maintain a share balance of at least $5,000 in fund shares and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the distributor at (800) 874-FUND for a Shareholder Services application form.

The funds' transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the net asset value (for Class A shares) or less the appropriate CDSC (for Class B or Class C shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will mailed to you no later than three business days following the date the shares are redeemed.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the funds. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See "How to contact us." the Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee providing that the financial institution participates in the Medallion Program. Some charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

- When selling more than $50,000 worth of shares

- When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

- When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

- When you would like a check mailed to an address that has been changed within 30 days of your redemption request

TAX CONSIDERATIONS AND DISTRIBUTIONS

Each fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:

- Receive all distributions in cash

- Reinvest capital gains distributions, but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. You will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TYPE OF DISTRIBUTION               DECLARED & PAID        FEDERAL TAX STATUS

DIVIDENDS FROM
NET INVESTMENT INCOME                                     ordinary income

    Burnham Fund                        annually
    Burnham Financial Services Fund     annually
    Burnham Financial Industries Fund   annually
    Burnham Long/Short Equity Fund      annually
    Burnham Small Cap Value Fund        annually
    Burnham Money Market Fund           declared daily
                                        paid monthly
    Burnham U.S. Government             declared daily
      Money Market Fund                 paid monthly

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAINS
        (all funds)                     annually          ordinary income
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAINS
        (all funds)                     annually          long term capital gain
--------------------------------------------------------------------------------

Each fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions from Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund are expected to be primarily capital gains. Distributions from Burnham Money Market Fund and Burnham U.S. Government Money Market Fund will be primarily ordinary income.

The funds issue Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service each year by January 31. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.

You should consult your tax adviser about your own particular tax situation.

Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid the previous year.

BUYING SHARES BEFORE A DISTRIBUTION

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because there are no tax consequences to these accounts.

BACKUP WITHHOLDING

When you fill out your application form, be sure to provide your Social Security number or taxpayer ID number. Otherwise, the IRS will require each fund to withhold 30% of all money you receive from the fund. In certain circumstances, the IRS may also require a fund to withhold 30% of such payments even when an appropriate number has been provided by a shareholder. Please note this withholding rate is reduced to 29% in years 2004 and 2005.

RETIREMENT PLANS

The funds offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAS allow money to grow tax-deferred until you take it out at retirement. Contributions may be deductible for some investors.

ROTH IRAS also offer tax-free growth. Contributions are taxable, but withdrawals in retirement are tax-free for investors who meet certain requirements.

SEP-IRA and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.

COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAS). Contributions are taxable, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

FINANCIAL HIGHLIGHTS

THESE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND EACH FUND'S FINANCIAL PERFORMANCE OVER THE PAST 5 YEARS OR FOR THE LIFE OF THE FUND REPORTING PERIOD. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE. THE TOTAL RETURNS IN EACH TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THAT FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST.

FINANCIAL HIGHLIGHTS FOR BURNHAM FINANCIAL INDUSTRIES FUND, BURNHAM LONG/SHORT EQUITY FUND AND BURNHAM SMALL CAP VALUE FUND ARE NOT SHOWN BECAUSE THESE FUNDS HAD NOT YET COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS.

BURNHAM FUND FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED DECEMBER 31,        2003     2002     2001     2000     1999      2003      2002     2001       2000     1999
                                                 CLASS A SHARES                                          CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of year ($)                       30.65    38.70    41.71    34.31               31.19     39.36      42.66    35.21
                                       --------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income / (loss)                  0.21     0.22     0.05     0.06                0.01     (0.03)     (0.23)   (0.17)
Net gain(loss) on securities
  and purchased options (both realized
  and unrealized)                              (7.25)   (5.67)    0.88    10.52               (7.35)    (5.75)      0.84    10.70
                                       --------------------------------------------------------------------------------------------
Total from investment operations               (7.04)   (5.45)    0.93    10.58               (7.34)    (5.78)      0.61    10.53
LESS DISTRIBUTIONS
Dividends
  (from net investment income)                 (0.18)   (0.21)   (0.03)   (0.10)                 --        --         --       --
Distributions from net capital gains
  (from securities and
  options transactions)                        (0.58)   (2.39)   (3.91)   (3.08)              (0.58)    (2.39)     (3.91)   (3.08)
                                       --------------------------------------------------------------------------------------------
Total distributions                            (0.76)   (2.60)   (3.94)   (3.18)              (0.58)    (2.39)     (3.91)   (3.08)
                                       --------------------------------------------------------------------------------------------
Net asset value,
  end of year ($)                              22.85    30.65    38.70    41.71               23.27     31.19      39.36    42.66
                                       --------------------------------------------------------------------------------------------
Total return (%)+                             (23.14)  (14.26)    2.07    32.71              (23.69)   (14.88)      1.26    31.60

RATIO/SUPPLEMENTAL DATA
Net assets (in $ 000's),
end of year                                  114,199  158,459  194,565  193,092               4,929     7,605      7,158    5,101
                                       --------------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                                  1.39     1.37     1.34     1.34                2.13      2.12       2.09     2.09

Ratio of total expenses before
reimbursement to average
net assets (%)                                  1.39     1.23     1.39     1.44                2.13      1.98       2.14     2.20
                                       --------------------------------------------------------------------------------------------
Ratio of net income to average                  0.78     0.64     0.12     0.12                0.05     (0.11)     (0.63)   (0.63)
net assets (%)
                                       --------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     94.1     68.4     49.6     42.2                94.1      68.4       49.6     42.2
                                       --------------------------------------------------------------------------------------------

+ Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

BURNHAM FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED DECEMBER 31,        2003     2002     2001     2000     1999*     2003      2002     2001       2000     1999*
                                                 CLASS A SHARES                                          CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)                     15.80    13.93     9.79    10.00               15.59    13.82       9.75    10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income / (loss)                  0.08++   0.18++   0.06     0.02               (0.05)++  0.06++     0.01    (0.00)**
Net gain(loss) on securities
  and options (both realized
  and unrealized)                               2.69     3.79     4.99    (0.21)               2.62     3.75       4.91    (0.25)
                                       ---------------------------------------------------------------------------------------------
Total from investment operations                2.77     3.97     5.05    (0.19)               2.57     3.81       4.92    (0.25)

LESS DISTRIBUTIONS
Dividends
  (from net investment income)                 (0.05)   (0.13)   (0.06)   (0.02)                 --    (0.07)        --       --
Distributions from capital gains
  (from securities and
  options transactions)                        (0.19)   (1.97)   (0.85)      --               (0.19)   (1.97)     (0.85)      --
                                       ---------------------------------------------------------------------------------------------
Total distributions                            (0.24)   (2.10)   (0.91)   (0.02)              (0.19)   (2.04)     (0.85)      --
                                       ---------------------------------------------------------------------------------------------
Net asset value,
  end of period ($)                            18.33    15.80    13.93     9.79               17.97    15.59      13.82     9.75
                                       ---------------------------------------------------------------------------------------------
Total return (%)***                            17.55    29.28    52.78    (1.90)              16.50    28.38      51.62    (2.50)

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                                 71,903   23,710    7,964    2,983               8,201    2,565        116       56
                                       ---------------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                                  1.60     1.60     1.60     1.60+               2.34     2.34       2.35     2.35+
                                       ---------------------------------------------------------------------------------------------

Ratio of total expenses before
reimbursement to average
net assets (%)                                  1.60     1.95     4.16     7.42+               2.34     2.70       4.91     8.17+
                                       ---------------------------------------------------------------------------------------------
Ratio of net income to average
net assets (%)                                  0.47     1.12     0.81     0.69+              (0.27)    0.37       0.06    (0.06)+
                                       ---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    219.6    535.4    327.5     89.6               219.6    535.4      327.5     89.6
                                       ---------------------------------------------------------------------------------------------

*    Burnham Financial Services Fund commenced operations on June 7, 1999
**   LESS THAN $(0.01) PER SHARE
*** Total return is not annualized for the period 6/7/99 - 12/31/99. Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
+    Annualized
++   Per share values have been calculated using the average shares method.

BURNHAM MONEY MARKET FUND FINANCIAL HIGHLIGHTS

For the period ended December 31,   2003     2002     2001     2000      1999*
----------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)                   1.00     1.00     1.00       1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       0.010    0.033    0.055      0.028
Net gains on securities
  (both realized and unrealized)               --       --    0.000***   0.000***
                                    -----------------------------------------------
Total from investment operations            0.010    0.033    0.055      0.028

LESS DISTRIBUTIONS
Dividends
  (from net investment income)             (0.010)  (0.033)  (0.055)    (0.028)
Distributions from capital gains
  (from securities transactions)               --       --       --     (0.000)***
                                    -----------------------------------------------
Total distributions                        (0.010)  (0.033)  (0.055)   (0.0028)
                                    -----------------------------------------------
Net asset value,
  end of period ($)                          1.00     1.00     1.00       1.00
                                    -----------------------------------------------
Total return (%)**                           1.00%    3.36     5.66       2.97

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                              39,927   52,749   53,150     32,911
                                    -----------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                               0.97     0.97     0.97       0.88+
                                    -----------------------------------------------

Ratio of total expenses before
reimbursement to average
net assets (%)                               1.15     0.94     1.12       1.14+
                                    -----------------------------------------------
Ratio of net income to average
net assets (%)                               0.99     3.36     5.52       4.58+
                                    -----------------------------------------------

*   Burnham Money Market Fund commenced operations on May 3, 1999
** Total return is not annualized for the period 5/3/99 - 12/31/99. Total return would have been lower in the absence of the expense cap.
*** LESS THAN $(0.001) PER SHARE
+   Annualized

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND FINANCIAL HIGHLIGHTS 1

For the period ended December 31,   2003     2002     2001     2000      1999*
----------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)                      1.00     1.00     1.00      1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          0.010    0.032    0.053     0.010
                                    -----------------------------------------------
Total from investment operations               0.010    0.032    0.053     0.010

LESS DISTRIBUTIONS
Dividends
  (from net investment income)                (0.010)  (0.032)  (0.053)   (0.010)
                                    -----------------------------------------------
Total distributions                           (0.010)  (0.032)  (0.053)   (0.010)
                                    -----------------------------------------------
Net asset value,
  end of period ($)                             1.00     1.00     1.00      1.00
                                    -----------------------------------------------
Total return (%)**                              1.00     3.28     5.57      1.01

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                                139,465  140,019  133,846    83,382
                                    -----------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                                  0.90     0.87     0.86      0.75+
                                    -----------------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                                  0.89     0.83     0.88      0.86+
                                    -----------------------------------------------
Ratio of net income to average
net assets (%)                                  1.00     3.19     5.39      4.66+
                                    -----------------------------------------------

1 Prior to _________, 2004, the name of the fund was Burnham U.S. Treasury Money Market Fund.
* Burnham U.S. Government Money Market Fund commenced operations on October 13, 1999.
** Total return is not annualized for the period 10/13/99 - 12/31/99. Total return would have been lower in the absence of the expense cap.
+   ANNUALIZED

The following notice does not constitute part of and is not incorporated into the prospectus for the Company

                             BURNHAM INVESTORS TRUST
                                 PRIVACY POLICY

Burnham Investors Trust honors your relationship with us, and we respect the confidentiality and security of your private personal and financial information. Our Privacy Policy is in place to protect your information while serving your investment needs.

We ask for personal information about you when you open an account with our mutual funds. This information may include your name, address, social security number, account statements, and information from third parties such as other banks or brokerage firms. We use this information to evaluate and serve your financial needs, to fulfill your investment requests and complete your transactions.

Burnham Investors Trust along with its investment adviser, Burnham Asset Management Corp. and its principal distributor, Burnham Securities Inc. use affiliates in order to provide you with a full range of services, and we may share aspects of your personal information in the course of conducting your business. We will not sell, market or otherwise disclose any information about you or your account to any third party or individual.

In order to service your account, we may need to work with unaffiliated parties for services such as account maintenance or administration. We maintain strict guidelines reflecting their business standards and their privacy policies. We also restrict access to your nonpublic, personal information to those employees, agents and parties who need to know the information in order to process your transactions or supervise your account. If you ask us to provide information to one of your agents, for example your accountant or attorney, we will honor that request. Our industry is regulated, and at times we are obliged to disclose information during routine audits by U.S. government regulators or other official regulatory agencies. The purpose of these audits is to review our firms' compliance with the rules and regulations of our industry, to detect fraud or unauthorized transactions, or to comply with a court order.

We also maintain safeguards that comply with federal and technological standards to safeguard your data. We regularly evaluate and update our systems to ensure the highest levels of security.

If you have any questions, please do not hesitate to contact us at 1-800-462-2392.

For purposes of our Privacy Policy, we refer to our customers as "you" and to Burnham Investors Trust mutual funds, "we" or "us." Our Privacy Policy also applies to our former customers.

THE BURNHAM FAMILY OF FUNDS aims to give investors the tools to build prudent investment portfolios. The funds offer a variety of approaches to stock investing, as well as two money market funds.

                                                              Burnham       Burnham      Burnham
Burnham U.S.      Burnham                     Burnham         Financial     Small        Long/Short
Government Money  Money Market                Financial       Industries    Cap          Equity
Money Market      Fund          Burnham Fund  Services Fund   Fund          Value Fund   Fund
---------------------------------------------------------------------------------------------------
MORE                                                                                           MORE
CONSERVATIVE                                                                             AGGRESSIVE

WHERE TO GET MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year, detailed performance data, a complete inventory of the funds' securities, and a report from the funds' auditor.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

HOW TO CONTACT US

You can obtain these documents free of charge by contacting your dealer or:

DISTRIBUTOR:
Burnham Securities Inc.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

SEC file number: 811-994

                             BURNHAM INVESTORS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION




                                  BURNHAM FUND

                         BURNHAM FINANCIAL SERVICES FUND

                        BURNHAM FINANCIAL INDUSTRIES FUND

                         BURNHAM LONG/SHORT EQUITY FUND

                          BURNHAM SMALL CAP VALUE FUND

                            BURNHAM MONEY MARKET FUND

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

                                  April 1, 2004

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' prospectus dated April 1, 2004, which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the prospectus. The prospectus can be obtained without charge by contacting either the dealer through whom you purchased shares or the Distributor at the phone number or address below.
                             BURNHAM SECURITIES INC.
                              PRINCIPAL DISTRIBUTOR
                     1325 Avenue of the Americas, 26th Floor
                            New York, New York 10019
                                1-(800) 874-FUND

                                TABLE OF CONTENTS

                                                                      PAGE
Burnham Investors Trust............................................... 3

Investment Techniques and Related Risks............................... 3

Investment Restrictions...............................................22

Services for Shareholders.............................................24

Purchase and Redemption of Shares.....................................24

Net Asset Value.......................................................29

Taxes.................................................................30

Trustees and Officers of the Trust....................................35

Control Persons and Principal Shareholders............................39

Investment Management and Other Services .............................39

Shares of Beneficial Interest.........................................48

Brokerage ............................................................49

Financial Statements .................................................52

Appendix A - Description of Securities Ratings.......................A-1

                             BURNHAM INVESTORS TRUST

Burnham Investors Trust (the "Trust"), 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust offers shares of beneficial interest (the "shares") in the following seven series, each of which is a separate portfolio of investments with its own investment objective: Burnham Fund, (previously known as The Burnham Fund Inc.), Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund, Burnham Small Cap Value Fund, Burnham Money Market Fund and Burnham U.S. Government Money Market Fund (each, a "Fund" and collectively, the "Funds"). Shares of Burnham Small Cap Value Fund are currently not being offered to investors. The Burnham Financial Services Fund will close to new investors when its net assets reach approximately $325 million. While closed, the Fund will not allow most new investors to purchase shares of the Burnham Financial Services Fund. However, existing shareholders and certain other investors may continue to purchase shares, including through the automatic reinvestment of dividends. At the discretion of the Trust's Board of Trustees, the Burnham Financial Services Fund may reopen to new investors at a later date after any such closure.

The Trust was organized as a Delaware statutory trust on August 20, 1998. The Trust is the surviving entity of the reorganization of The Burnham Fund, Inc. (the "Corporation"), a Maryland corporation, effected April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, The Burnham Fund, Inc. Some of the information in this Statement of Additional Information relates to the Corporation before the reorganization.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

References in this section to the Adviser include Burnham Asset Management Corporation and any sub-adviser that may be managing a Fund's portfolio.

                               EQUITY INVESTMENTS

COMMON SHARES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Common shares represent an equity (ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company's organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

PREFERRED SHARES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have lesser voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.

CONVERTIBLE SECURITIES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock's price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

WARRANTS AND RIGHTS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Warrants and rights are securities permitting, but not obligating, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date. As a result, an investment in warrants or rights may entail greater investment risk than certain other types of investments.

REAL ESTATE INVESTMENT TRUSTS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986 (the "Code"). A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY. Although a Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

o       possible declines in the value of real estate;

o       adverse general or local economic conditions;

o       possible lack of availability of mortgage funds;

o       overbuilding;

o       extended vacancies of properties;

o       increases in competition, property taxes and operating expenses;

o       changes in zoning or applicable tax law;

o costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

o       casualty or condemnation losses;

o       uninsured damages from floods, earthquakes or other natural disasters;

o       limitations on and variations in rents; and

o       unfavorable changes in interest rates.

In addition, if a Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

FINANCIAL SERVICES COMPANIES. (All Funds) Each Fund may invest in financial services companies. Burnham Financial Services Fund and Burnham Financial Industries Fund will invest primarily in these companies and will therefore be subject to risks in addition to those that apply to general equity and fixed-income investments. Burnham Long/Short Equity Fund may concentrate its investments (i.e., invest greater than 25% of its total assets) in financial service companies, unless the Fund's portfolio manager determines that market conditions are not suitable for concentration. Some events may disproportionately affect the financial services sector as a whole or a particular industry in this sector. Accordingly, Burnham Financial Services Fund and Burnham Financial Industries Fund, and Burnham Long/Short Equity Fund to the extent its investments are concentrated in financial services companies, may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that you invest only part of your overall investment portfolio in Burnham Financial Services Fund, Burnham Financial Industries Fund, or Burnham Long/Short Equity Fund.

In  addition,  most  financial  services  companies  are  subject  to  extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, the removal of traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and unfavorable economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers. In some countries, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.


In addition, regulations of the Securities and Exchange Commission (the "Commission") limit a Fund's investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business.

SMALL CAPITALIZATION COMPANIES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) The Funds, and especially Burnham Small Cap Value Fund, Burnham Financial Services Fund and Burnham Long/Short Equity Fund, may invest in U.S. and foreign companies with market capitalizations of $1.5 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges, and the frequency and volume of their trading are often substantially less than for securities of larger companies.

INVESTMENT COMPANIES. (All Funds) A Fund may acquire securities of another investment company if, immediately after such acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) securities issued by such other investment company having an aggregate value exceeding 5% of the Fund's total assets, or (3) securities issued by such other investment company and all other investment companies having an aggregate value exceeding 10% of the Fund's total assets. Investing in another registered investment company may result in duplication of fees and expenses.

EXCHANGE-TRADED FUNDS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) A Fund may invest in exchange-traded funds, including Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq 100 Index Tracking Stock ("QQQs"), Dow Jones Industrial Average Tracking Stock ("Diamonds") and iShares exchange-traded funds ("iShares"). Exchange-traded funds are shares of publicly-traded unit investment trusts, open-end mutual funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. The benchmark indices of SPDRs and QQQs are the Standard & Poor's 500 Composite Stock Index and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. Broad-based exchange-traded funds track a broad group of stocks from different industries and market sectors. HOLDRS (HOLding company Depositary ReceiptS) are securities that represent an investor's ownership in the common stock of specified companies in a particular industry, sector or group. International exchange-traded funds track a group of stocks from a specific country.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Because ETFs trade on an exchange, they may not trade at net asset value. Sometimes, the prices of ETFs may vary significantly from the aggregate value of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities, which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

SPDRs, QQQs and Diamonds are shares of publicly-traded unit investment trusts that own the stocks in the S&P 500, Nasdaq 100 and Dow Jones Industrial Average, respectively, in approximately the same proportions as represented in each respective index. Because of the structural features of these ETFs, the adviser believes that the movement of the share prices of SPDRs, QQQs and Diamonds should closely track the movement of each ETF's respective index. Each tracking index program bears operational expenses, which are deducted from the dividends paid to investors in the ETF.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices or various countries and regions. iShares(sm) are listed on the AMEX. The market prices of iShares fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX.


                            FIXED-INCOME INVESTMENTS


TEMPORARY DEFENSIVE INVESTMENTS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. A Fund will not be achieving its objective to the extent it takes a temporary defensive position.

GENERAL CHARACTERISTICS AND RISKS OF FIXED-INCOME SECURITIES. (All Funds) Bonds and other fixed-income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.


CREDIT RATINGS. In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P) and FitchIBCA represent the opinions of these agencies as to the credit quality of the securities which they rate. However, these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may significantly lag changes in an issuer's creditworthiness. Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security.

After its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will necessarily require the Adviser, on behalf of a Fund, to sell the securities.

LOWER RATED HIGH YIELD FIXED-INCOME SECURITIES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Lower rated high yield fixed-income securities are those rated below Baa3 by Moody's, or below BBB- by S&P or FitchIBCA, or securities which are unrated and determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. See Appendix A attached to this Statement of Additional Information for a description of the rating categories. A Fund may invest in eligible unrated securities which, in the opinion of the Adviser, offer comparable risks to those permissible rated securities.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments more dramatically than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a Fund's assets. The reduced availability of reliable, objective pricing data may increase a Fund's reliance on management's judgment in valuing high yield bonds. To the extent that a Fund invests in these securities, the achievement of the Fund's objective will depend more on the Adviser's judgment and analysis than it would otherwise be. In addition, high yield securities in a Fund's portfolio may be susceptible to adverse publicity and investor perceptions, whether or not these perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

CREDIT RISK. Credit risk relates to the ability of an issuer to pay interest and principal as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed-income security in a Fund's portfolio will reduce the value of the security.

INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after their acquisition will not affect the cash interest payable on those securities but will be reflected in the valuations of those securities used to compute a Fund's net asset value.

CALL (PREPAYMENT) RISK AND EXTENSION RISK. Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life and duration of, the security. This typically happens when interest rates have declined, and a Fund will suffer from having to reinvest in lower yielding securities.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected. This typically happens when interest rates have increased. Slower than expected prepayments will have the effect of extending the average life and duration of the obligation and possibly of a Fund's fixed-income portfolio.

Prepayments that are faster or slower than expected may reduce the value of the affected security.

MATURITY AND DURATION. The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity.

Duration is a measure of a debt security's price sensitivity taking into account expected cash flows and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its fixed-income portfolio, including the acquisition of debt obligations at premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

BANK AND CORPORATE OBLIGATIONS. (All Funds) Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

REPURCHASE AGREEMENTS. (All Funds) The Funds may enter repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date. This allows a Fund to keep its assets at work but retain overnight flexibility pending longer term investments.

Repurchase agreements involve credit risk. For example, if a seller defaults, a Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. If the seller becomes bankrupt, a Fund may be delayed or incur additional costs to sell the collateral. To minimize risk, collateral must be held with the Funds' custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest.

U.S. GOVERNMENT SECURITIES. (All Funds) U.S. government securities include: U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by

o the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (GNMA)),

o the right of the issuer to borrow from the U.S. Treasury (Federal Home Loan Banks),

o the discretionary authority of the U.S. government to purchase certain obligations of the issuer (Fannie Mae (Federal National Mortgage Association) and Federal Home Loan Mortgage Corporation (FHLMC)), or

o only the credit of the agency and a perceived "moral obligation" of the U.S. government.


No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S.
government,   its  agencies,   authorities  or
instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.


U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities. The interest and principal components of stripped U.S. government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. U.S. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

MORTGAGE-BACKED SECURITIES. (All Funds) Burnham Money Market Fund and Burnham U.S. Government Money Market Fund may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

A Fund's  investments in  mortgage-backed  securities  may include  conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

AGENCY MORTGAGE SECURITIES. (All Funds) The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

ASSET-BACKED SECURITIES. (All Funds) Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

A Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund's investment objective and policies. Burnham Money Market Fund and Burnham U.S. Government Money Market Fund may invest only in those asset-backed securities that meet its credit quality and portfolio maturity requirements.

FLOATING RATE/VARIABLE RATE NOTES. (All Funds) Some notes purchased by a Fund may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a Fund's credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a Fund's credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist and the Fund cannot demand payment of the principal amount of such instruments within seven days.

STRUCTURED SECURITIES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

PAY-IN-KIND, DELAYED PAYMENT AND ZERO COUPON BONDS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes. This income is required to be distributed to shareholders. A Fund's investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.

                               FOREIGN SECURITIES

Each Fund (except the U.S. Government Money Market Fund) may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

ADRS, EDRS, IDRS AND GDRS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) American Depositary Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities.  Most  ADRs  are  traded  on  a  U.S.  stock  exchange.  Issuers  of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depositary Receipts (EDRs) and International Depositary Receipts (IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

BRADY BONDS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Brady bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Certain Brady bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. In light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady bonds, investments in Brady bonds may be viewed as speculative. Brady bonds acquired by a Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady bonds held by the Fund.

SOVEREIGN DEBT OBLIGATIONS. (All Funds except Burnham U.S. Government Money Market Fund) Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

RISKS OF FOREIGN SECURITIES. Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

To the extent that a Fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions in some foreign markets may not be settled promptly so that a Fund's foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer's securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends, interest, and, in some cases, capital gains earned by a Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.


                       ILLIQUID AND RESTRICTED SECURITIES

(All Funds except Burnham U.S. Government Money Market Fund) A Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933 (1933 Act), including commercial paper issued in reliance on Section 4(2) of the 1933 Act, and which are, therefore, restricted as to their resale. However, a Fund will not invest more than 15% of its net assets (10% for Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) in illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, retain oversight as to, and are ultimately responsible for, these determinations. If the Adviser determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit (10% for Burnham Money Market Fund and Burnham U.S. Government Money Market
Fund) in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.


                             DERIVATIVE INSTRUMENTS


GENERAL. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund. Especially relevant for the Burnham Financial Industries Fund and Burnham Long/Short Equity Fund) The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, security or index. The Funds' transactions in derivative instruments may include:

o the purchase and writing of options on securities (including index options) and options on foreign currencies;

o       the purchase and sale of futures contracts based on financial,  interest
        rate  and  securities   indices,   equity   securities  or  fixed-income
        securities; and

o entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.

The success of transactions in derivative instruments depends on the Adviser's judgment as to their potential risks and rewards. Use of these instruments exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The risks and policies of various types of derivative investments in which the Funds may invest are described in greater detail above.


OPTIONS ON SECURITIES AND SECURITIES INDICES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund. Especially relevant for the Burnham Financial Industries Fund and Burnham Long/Short Equity Fund) A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.


WRITING COVERED OPTIONS. A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

PURCHASING OPTIONS. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

A Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund. Especially relevant for the Burnham Financial Industries Fund and Burnham Long/Short Equity
Fund) To seek to increase total return or hedge against changes in interest rates or securities prices, a Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. These futures contracts may be based on various securities (such as U.S. government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").


FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING AND OTHER STRATEGIES. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS ON FUTURES CONTRACTS. A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Adviser will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

FOREIGN CURRENCY TRANSACTIONS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.

If a Fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

FOREIGN CURRENCY OPTIONS. Each Fund may purchase or sell (write) call and put options on currency. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.

A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value. A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, a Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency. If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively thin, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. A Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

FOREIGN CURRENCY FUTURES TRANSACTIONS. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

The sale of a foreign currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date. If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting purchase price, the Fund realizes a loss. If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain. If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.

SPECIAL RISKS  ASSOCIATED WITH FOREIGN  CURRENCY  FUTURES  CONTRACTS AND RELATED
OPTIONS. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.


SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund. Especially relevant for the Burnham Financial Industries Fund and Burnham Long/Short Equity Fund) As one way of managing its exposure to different types of investments, a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to credit risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. (All Funds) The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time. A Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date. The failure of the issuer or other party to consummate the transaction may result in a Fund's losing the opportunity to obtain an advantageous price. Although a Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity, having a value (determined daily) at least equal to the amount of the Fund's purchase commitments.


SHORT SALES. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Long/Short Equity
Fund) Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the broker from which it borrowed the security an amount equal to any dividends or interest that accrue during the period of the loan. To compensate the broker, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.

While the Fund is short a security, it is subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happened, the Fund must buy replacement shares immediately at the stock's then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

The Fund will also incur transaction costs in effecting short sales. Short sales involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.


                      OTHER INVESTMENT PRACTICES AND RISKS

LENDING PORTFOLIO SECURITIES. (All Funds) The Funds may lend their portfolio securities. These loans are secured by the delivery to a Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Funds may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if a Fund can terminate the loan at any time.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

REVERSE REPURCHASE AGREEMENTS. (All Funds except Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) The Funds may enter reverse repurchase agreements whereby a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. A Fund continues to receive principal and interest payments on these securities. The Funds will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.


RISKS OF NON-DIVERSIFICATION. Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund are classified as "non-diversified" under the 1940 Act. Non-diversification means that the proportion of a Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since they may invest a larger proportion of their assets in a single issuer, an investment in these Funds may be subject to greater fluctuations in value than an investment in a diversified fund. Notwithstanding their non-diversified status, each such Fund may not invest in securities of more than three issuers, each of which represents 10% or more of the Fund's assets, and each such Fund may not invest more than 15% of its assets in the securities of any single issuer. The restriction in the immediately preceding sentence is non-fundamental and may be changed by the Trust's Board without shareholder approval.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER. (All Funds) Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or enhance income. Short-term trading may have the effect of increasing a Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholder's return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.

                             INVESTMENT RESTRICTIONS

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Fund's outstanding voting securities, defined in the 1940 Act as the lesser of:
(1) 67% or more of that Fund's voting securities present at a meeting if the holders of more than 50% of that Fund's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund's outstanding voting securities.

        1. A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

        2. A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets, investments in debt obligations and transactions in repurchase agreements.

        3. A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund's ownership of securities.

        4. A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

        5. A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.


        6. Each Fund, except Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (2) securities of other investment companies.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions may be modified by the Trustees without shareholder approval.

        1. A Fund (other than Burnham Money Market Fund and Burnham U.S. Government Money Market Fund) may not invest more than 15% of its net assets in illiquid securities. Burnham Money Market Fund and Burnham U.S. Government Money Market Fund may not invest more than 10% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in 7 days at a price approximately equal to the price at which the Fund is valuing the security.


        2. A Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.


        3. A Fund may not invest in a company for the purpose of exercising control or management of the company.


        4. The Burnham Financial Services Fund and Burnham Financial Industries Fund will invest at least 80% of their assets in stocks of U.S. companies in the financial services sector. The Long/Short Equity Fund invests at least 80% of its assets in long and short positions in equity securities. The Burnham Small Cap Value Fund will invest at least 80% of its assets in stocks of companies with market capitalizations at the time of purchase of $1.5 billion or less. The U.S. Government Money Market Fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Each Fund may change the policies described above upon 60 days' notice to shareholders.

        5. Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund may not invest in securities of more than three issuers, each of which represents 10% or more of the Fund's assets, and each such Fund may not invest more than 15% of its assets in the securities of any single issuer. In addition, with respect to 50% of its assets, each such Fund may not invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies and instrumentalities) or acquire more than 10% of the outstanding voting securities of any one issuer. Also, each such Fund may not acquire more than 25% of the outstanding voting securities of any one issuer.

Except with respect to 300% asset coverage for borrowing required by the 1940 Act, whenever any investment restriction states a maximum percentage of a Fund's assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

                            SERVICES FOR SHAREHOLDERS

                              SHAREHOLDER ACCOUNTS

When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent. The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the net asset value of these shares as of the ex-dividend date.

Shareholders who do not want automatic dividend and distribution reinvestment should check the appropriate box in item 5 of the new account application or notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.

                        PURCHASE AND REDEMPTION OF SHARES

                               PURCHASE OF SHARES


Shares of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund are offered in one class only, with no sales charge. Burnham Fund and Burnham Financial Services Fund offer Class A, Class B and Class C shares. Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund offer Class A and Class C shares. (Shares of Burnham Small Cap Value Fund are not currently available for purchase.) The Trustees and officers reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

Class B shares of each Fund are not currently being offered. Current holders of Class B shares of the Burnham Fund and the Burnham Financial Services Fund may continue to reinvest dividends in additional Class B shares of their respective Fund.

      FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL
              INDUSTRIES FUND, BURNHAM LONG/SHORT EQUITY FUND AND
                       BURNHAM SMALL CAP VALUE FUND ONLY:


INITIAL SALES CHARGES ON CLASS A SHARES.

Shares are offered at a price equal to their net asset value plus a sales charge which is imposed at the time of purchase. The sales charges applicable to purchases of shares of Class A shares of each Fund are described in the prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

                                                  DEALER CONCESSION AS A %
                                                    OF OFFERING PRICE OF
AMOUNT INVESTED                                       SHARES PURCHASED
---------------                                   ------------------------
Less than $50,000                                          4.50%

$50,000 but less than $100,000                             4.00%

$100,000 but less than $250,000                            3.50%

$250,000 but less than $500,000                            2.75%

$500,000 but less than $1,000,000                          1.75%

$1,000,000 or more                                       See below.

              OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES.

Methods of obtaining a reduced sales charge referred to in the prospectus are described in more detail below.

PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge. The Distributor may pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

        o    1% on amounts between $1 million and $2 million

        o    0.80% on the next $1 million

        o    0.40% on the excess over $3 million

A contingent deferred sales charge ("CDSC") will be imposed on the proceeds of the redemptions of these shares if they are redeemed within 24 months of the end of the calendar month of their purchase. The CDSC will be equal to

        o    1% if the redemption occurs within the first 12 months and

        o    0.50% if the redemption occurs within the next 12 months.

The CDSC will be based on the NAV at the time of purchase or sale, whichever is lower.

No sales charge will be imposed on increases in net asset value, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares. In determining whether the sales charge is payable, the first Class A shares redeemed will be those, if any, on which a sales charge was paid at the time of purchase, and the remaining Class A shares will be redeemed in the order in which they were purchased. Class B shares will not be sold to investors who qualify to purchase Class A shares at net asset value.

RIGHTS OF ACCUMULATION (Class A Shares). If you already hold Class A shares, you may qualify for a reduced sales charge on your purchase of additional Class A shares. If the value of the Class A shares you currently hold plus the amount you wish to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or his dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

LETTER OF INTENT (Class A Shares). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchases under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

                           CLASS B SHARE TRANSACTIONS

Class B shares are no longer being offered for purchase. Class B shares may be subject to a CDSC upon redemption. Dealers will receive from the Distributor a fee of 4% of the gross proceeds from the sale at the time of settlement.

If Class B shares of a Fund are redeemed within six years after the end of the calendar month in which a purchase order was accepted, a CDSC will be charged by calculating the appropriate percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


                PURCHASE-TO-SALE PERIOD                         CDSC
                -----------------------                         ----
                Up to one year.............................     5.00%
                One year but less than two years...........     4.00%
                Two years but less than four years.........     3.00%
                Four years but less than five years........     2.00%
                Five years but less than six years.........     1.00%
                Six years or more..........................     None

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares of a Fund eight years after the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms. Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro-rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of the purchased Class shares in the shareholder's account. For the purposes of calculating the holding period, reinvested Class B shares will be deemed to have been issued on the date on which the issuance of Class B shares occurred.

This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares.

Conversion of Class B shares to Class A shares is contingent on a determination that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such determination is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.


                             CLASS C SHARE PURCHASES

Purchases of Class C shares will be processed at net asset value next determined after receipt of your purchase order up to $1,000,000. Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. Dealers may receive from the Distributor a fee of 1.00% of the gross proceeds from the sale at the time of settlement. Class C shares do not convert into any other class of shares.

If Class C shares of a Fund are redeemed within one year after the end of the calendar month in which a purchase order was accepted, a 1% CDSC will be charged by calculating a percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

                              EXEMPTIONS FROM CDSC


No CDSC will be imposed on Class A, Class B or Class C shares in the following instances:


        (a) redemptions of shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;

        (b) redemptions of shares acquired through reinvestment of income, dividends or capital gains distributions;


        (c) redemptions of Class A shares purchased in the amount of $1 million or more and held for more than 24 months or Class B shares held for more than six years from the end of the calendar month in which the shares were purchased or Class C shares held more than one year from the calendar month in which the shares were purchased.

The CDSC will not apply to purchases of Class A shares at net asset value described under "Waivers of Sales Charge" in the prospectus and will be waived for redemptions of Class A, Class B and Class C shares in connection with:


        o distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts under Code
             Section 408(a), deferred compensation plans under Code Section 457 and other employee benefit plans ("plans"),


        o withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and Class C shares); and


        o    redemptions following the death or disability of a shareholder.


In determining whether the CDSC on Class A, Class B or Class C shares is payable, it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, Class B or Class C shares if, within 120 days after such redemption, the proceeds are invested in the same class of shares of the Fund.


                              REDEMPTION OF SHARES

Investors in the Funds may redeem shares on any day the Funds are open for business--normally when the NYSE is open--using the proper procedures described below. See "Net Asset Value" for a list of the days on which the NYSE will be closed.

1. Through the Distributor or Other Participating Dealers. If your account has been established by the Distributor or a participating dealer, contact the Distributor or your account executive at a participating dealer to assist you with your redemption. Requests received by your dealer before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day's net asset value per share.

2. Regular Redemption Through Transfer Agent. Redemption requests sent by mail to the transfer agent will receive the net asset value of the shares being redeemed which is next determined after the request is received in "good form." "Good form" means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. You should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A GUARANTEE FROM A NOTARY PUBLIC IS NOT ACCEPTABLE. Once you have a medallion signature guarantee on file with the Fund, redemption requests for $50,000 or less (whether written or telephonic) which are payable to the registered owner to the legal address of record, do not require an additional medallion signature guarantee at the time of redemption.

3. Redemption by Telephone. Redemption requests may be made by telephone with the transfer agent for amounts of $25,000 or less if you have a medallion signature guarantee on file with the Fund. You or your financial professional can sell shares of the Fund by calling
        1-800-462-2392. Please press 1 and follow the automated menu to be connected to speak with a customer service representative of the Fund. A check will be mailed to you on the following business day.

Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the corporate resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. You may obtain from the Distributor, the Fund or the transfer agent, forms of resolutions and other documentation which have been prepared in advance to help you comply with the Funds' procedures.

The Distributor does not charge for its services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.

TERMS OF REDEMPTIONS. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Funds or the Transfer Agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds, reduced by any applicable CDSC, will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of a Fund's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the Commission by order may permit.

Each Fund reserves the right to redeem your account if its value is less than $1,000 due to redemptions. The affected Fund will give the shareholder 30 days' notice to increase the account value to at least $1,000. Redemption proceeds will be mailed in accordance with the procedures described above.

REDEMPTIONS IN KIND. Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Funds will value securities distributed in an in kind redemption at the same value as is used in determining NAV.


SHORT TERM REDEMPTION FEE. Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund may charge a 2.00% short-term redemption fee when shares of the Fund are redeemed (either by selling or exchanging into another Fund) within 60 days of purchase. This fee will compensate the relevant Fund for expenses directly related to the redemption of Fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from redemption proceeds and is paid to the Fund. This fee is not a deferred sales charge and is not a sales commission.

The short-term redemption fee does not apply to:

- Shares acquired through reinvestment of dividends and other distributions;
- Shares of a Fund in an account which is closed by the Fund because it fails to meet the Fund's minimum balance requirements; and
- Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

The fee may not be applied to shares held through certain omnibus accounts. Each Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


                    REINSTATEMENT PRIVILEGE (CLASS A SHARES)

A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Funds.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be deductible for such tax purposes.

THE  REINSTATEMENT  PRIVILEGE  MAY  BE  USED  BY  EACH  SHAREHOLDER  ONLY  ONCE,
REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a Fund to his or her Individual Retirement Account or other tax-qualified retirement plan account.


PURCHASES, REDEMPTIONS OR EXCHANGES THROUGH AUTHORIZED BROKER/DEALERS OR INVESTMENT PROFESSIONALS. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees that you may be charged.

                                 NET ASSET VALUE

Each Fund determines its net asset value per share (NAV) of each class on each business day at the close of regular trading (typically 4:00 p.m. eastern time) on the New York Stock Exchange (NYSE) by dividing the Fund's net assets attributable to that class by the number of its shares of that class outstanding. If the NYSE closes early, the Funds accelerate the determination of NAV to the closing time. For purposes of calculating the NAV of Fund shares, the Funds use the following procedures. For purposes of determining NAV, expenses of the classes of a Fund are accrued daily and taken into account. Each Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the NAV per Class A share. Class B and Class C shares are offered at NAV without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

The Funds generally value equity securities traded on a national exchange at their last sale price on the day of valuation. The Funds generally value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. The Funds generally value equity securities for which no sales are reported on a valuation day, and securities traded over-the-counter, at the last available bid price.

The Funds value debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally rely either on the latest bid and asked price or on electronic data processing techniques
(matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The Funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

If market quotations are not readily available or if in the opinion of the Adviser any quotation or market price is not representative of true market value, the Funds may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees.

Burnham  Money  Market  Fund and  Burnham  U.S.  Government  Money  Market  Fund
generally use the amortized cost valuation method of valuing portfolio securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to a Fund. The Trustees will from time to time review the extent of any deviation between the amortized cost value of each Fund's portfolio and the portfolio's net asset value as determined on the basis of available market quotations. If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions, if any, as they deem appropriate to eliminate or reduce this unfairness to the extent reasonably practicable. These actions may include selling portfolio securities before maturity to realize gains or losses or to shorten a Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or using available market quotations to determine net asset value per share.

The Funds value foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Funds' custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of determining a Fund's NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Funds may value their assets by a method that the Trustees believe accurately reflects fair value.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of that Fund's shares may be significantly affected on days when a shareholder has no access to that Fund.

The NYSE is closed on the following holidays:

New Year's Day                       Good Friday                       Labor Day
Martin Luther King, Jr. Day          Memorial Day               Thanksgiving Day
Presidents Day                       Independence Day              Christmas Day



                                      TAXES

Each series of the Trust, including each Fund, is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a "regulated investment company" under Subchapter M of the Code. As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax.

Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For the purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

For U.S. federal income tax purposes, all dividends are taxable to a shareholder whether paid in cash or in shares. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable to a Fund's shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by a Fund as of a record date in October, November or December and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.

Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, as noted above, would not be distributed to shareholders.

A Fund's investment in debt obligations that are at risk of or in default presents special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event that it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Each Fund that invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including such income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain futures contracts and options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. Under future Treasury regulations, any such transactions that are not directly related to a Fund's investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a Fund's investment company taxable income (computed with regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by a Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (Fund securities or other positions with respect to which a Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

In some countries, restrictions on repatriation may make it difficult or impossible for a Fund to obtain cash corresponding to its earnings from such countries, which may cause a Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Each Fund other than Burnham Money Market Fund and Burnham U.S. Government Money Market Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Funds are such that each Fund expects that it generally will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

If a Fund acquires any equity interest (including, under future Treasury regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually realized is timely distributed by a Fund to its shareholders. The Fund would not be able to pass through to their shareholders any credit or deduction for such a tax. An election may generally be available to ameliorate these adverse tax consequences, but any such election could require the Funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds (other than Burnham

Money Market Fund and Burnham U.S. Government Money Market Fund, which are not permitted to acquire foreign stock) may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

Effective for 2001, each Fund is eligible to make a U.S. federal tax election with respect to certain stocks and securities it owns that it intends to continue to hold for more than five years. If a Fund makes such an election and holds such stock and securities for more than five years, the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are sold by the Fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a Fund makes such an election with respect to readily tradable stock, the Fund will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stocks on January 2, 2001. If a Fund makes such an election with respect to any other stock or securities, it will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2001. As a result, an electing Fund would be required to recognize any capital gains (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause a Fund to have difficulty obtaining cash to satisfy its distribution requirements. The Funds will carefully consider these factors in determining whether to make any such election and will attempt to minimize each Fund's tax liability and to maximize its return from these investments.

Dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of the stock of such corporations with a tax holding period of at least 46 days (91 days in the case of certain preferred stock), extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to a corporation under the Code. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, they may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

At the time of an investor's purchase of Fund shares (other than shares of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund), a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions by a Fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption, exchange or other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder that is subject to tax generally will realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder's tax basis in his shares. Generally, no gain or loss should result upon a redemption of shares of Burnham Money Market Fund or Burnham U.S. Government Money Market Fund, provided that it maintains a constant net asset value per share. With respect to the other Funds, such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares that have been held for less than 91 days, (1) are redeemed and reinvested in Class A shares of a Fund at net asset value pursuant to the reinstatement privilege, or (2) are exchanged for Class A shares in another Fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis of such shares under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

Any loss realized on a redemption or other disposition of shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired. Withdrawals under the automatic withdrawal plan involve redemptions of shares, which are subject to the tax rules described above. Additionally, reinvesting pursuant to the reinstatement privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares but may require application of some of these tax rules, e.g., the wash sale rules.

Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Shareholders may be subject to 30% backup withholding on reportable payments, including dividends, capital gain distributions, and, except in the case of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund, the proceeds of redemptions (and exchanges) or repurchases of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. investors may be subject to different U.S. federal income tax treatment. These investors may be subject to a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds may be subject to state or local taxes in any jurisdiction where the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                       TRUSTEES AND OFFICERS OF THE TRUST

                              TRUSTEES AND OFFICERS

The direction and supervision of the Trust is the responsibility of the Board of Trustees, which has been elected by the shareholders of the Trust. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Board also reviews the various services provided by the Adviser, the subadvisers and the
Administrator to ensure that each Fund's general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner.


The Trustees and officers of the Trust, their year of birth, and their principal occupations during the past five years are set forth below. Each Trustee shall serve as Trustee until his resignation or termination as provided in the Trust's Declaration of Trust. Each officer serves at the pleasure of the Board of Trustees or until a successor is elected. Unless otherwise indicated, the address of each Trustee and officer for purposes of trust business is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Two of the nine trustees are considered affiliated or "interested" persons under the 1940 Act. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management Corp. or Burnham Securities Inc. (collectively, the "Burnham Companies"), as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham Companies mentioned above or of any of the Funds. Federal regulations require that affiliated persons make up no more than 50% of any Board of Trustees.

Although the Trust was formed in 1998, the dates of service shown below include any time spent as trustee of the Trust's predecessor organization, Burnham Fund, Inc. which was formed in June of 1975.


Jon M. Burnham and Debra B. Hyman are father and daughter.

NAME, YEAR OF BIRTH,              PRINCIPAL OCCUPATION
POSITION WITH TRUST               DURING THE PAST 5 YEARS                        OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
CLAIRE B. BENENSON (1919)         Financial      Conference       Consultant.    Trustee of Phoenix-Zweig Trust (4 portfolios),
Trustee since 1975                Chairman,   Department   of  Business   and    Trustee of Phoenix-Euclid Market Neutral Fund.
                                  Financial  Affairs,   The  New  School  for    Director, Financial Conferences.
                                  Social Research,  Vice President,  92nd St.
                                  YMYWHA  (charitable   organization)  (since
                                  1995).

LAWRENCE N. BRANDT (1927)         President of Lawrence N. Brandt, Inc.          Director Lawrence N. Brandt, Inc. (Real Estate
Trustee since 1991                (Real Estate Development).                     Development).


JOYCE E. HEINZERLING (1956)       General   Counsel,  Archery  Capital (since    N/A
Trustee since 2004                2000); Counsel, Shearman & Sterling (1994-
                                  2000).

WILLIAM W. KARATZ (1926)          Senior  Counsel   in   the  law   firm  of     N/A
Trustee since 1989                Pillsbury Winthrop; Former  Senior Counsel
                                  to,  and  formerly a  partner  in, the law
                                  firm   of  Winthrop,  Stimson,  Putnam   &
                                  Roberts.

JOHN C. MCDONALD (1936)           President of MBX Inc.                          N/A
Trustee since 1989                (telecommunications).

DONALD B. ROMANS  (1931)          President  of Romans  and Company  (private    Trustee of Phoenix-Zweig  Trust (4 portfolios),
Trustee since 1975                investment, financial consulting);   Former    Trustee of Phoenix-Euclid Market Neutral Fund.
                                  Chairman, Merlin Corp. (auto repair).

ROBERT F. SHAPIRO (1934)          Vice Chairman and Partner of  Klingenstein,    Director,  The TJX  Companies,  Inc.;  Director,
Trustee since 1989                Fields    &   Co.,    L.L.C.    (investment    Genaera Corp.
                                  management),    President    of    RFS    &
                                  Associates, Inc. (investment, consulting).

ROBERT S. WEINBERG (1927)         President  of R.S.  Weinberg  &  Associates    N/A
Trustee since 1975                (corporate consulting).

INTERESTED TRUSTEES
-------------------
JON M. BURNHAM (1936)             Chairman, Chief Executive Officer and          N/A
Chairman, President, Chief        Director of Burnham Asset Management
Executive Officer;                Corporation and Burnham Securities Inc.
Trustee since 1986

GEORGE STARK (1944)               Senior    Managing    Director,     Burnham    N/A
Trustee since 2002                Securities  Inc.,  President,  CEO of Stark
                                  Capital Management
PRINCIPAL OFFICERS
------------------
MICHAEL E. BARNA (1961)           Executive Vice President and Assistant         N/A
Executive Vice President, Chief   Secretary of Burnham Asset Management
Financial Officer, Treasurer and  Corporation.
Secretary

RONALD M. GEFFEN (1952)           Managing Director of Burnham Asset             N/A
Vice President                    Management Corporation and Burnham
                                  Securities Inc.

DEBRA B. HYMAN (1961)             Vice President and Director of Burnham         N/A
Executive Vice President          Asset Management Corporation and Burnham
                                  Securities Inc. Daughter of Jon M. Burnham.

FRANK A. PASSANTINO (1964)        First Vice President of Burnham Asset          N/A
First Vice President and          Management Corporation and Burnham
Assistant Secretary               Securities Inc.

LOUIS S. ROSENTHAL (1928)         First Vice President of Prudential             N/A
Vice President                    Securities Inc.


GEORGE SOMMERFELD (1934)          Executive  Vice  President of Burnham Asset    N/A
Compliance Officer and            Management    Corporation    and    Burnham
Chief Legal Officer               Securities Inc.


                                   COMMITTEES


The Board has an Audit Committee consisting of Mr. Shapiro, Ms. Benenson, Mr. Brandt, and Mr. Romans. All of the members of the Audit Committee are "non-interested persons" as defined in the 1940 Act ("Independent Trustees"). The Audit Committee reviews the scope and results of the Trust's annual audit with the Trust's independent accountants and recommends the engagement of such accountants. The Audit Committee met three times during the fiscal year ended December 31, 2003.

The Board has a Nominating Committee consisting of Ms. Benenson, Mr. McDonald and Mr. Shapiro, each an Independent Trustee. The Committee is responsible for considering candidates for election to the Board of Trustees in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee met twice during the fiscal year ended December 31, 2003. The Board of Trustees will consider candidates timely proposed for nomination by the shareholders for election as Trustees prior to any meeting of the Nominating Committee at which the Trustees are considering changing the composition of the Board of Trustees.

The Board has a Valuation Committee consisting of Mr. Romans, Mr. Shapiro and Mr. Barna. The Valuation Committee has responsibility for fair value pricing of any securities held by the Funds as necessary. The Valuation Committee of the Trust met 1 time during the fiscal year ended December 31, 2003.

The Board has a Dividend Committee consisting of Mr. Burnham and Mr. Barna. The Dividend Committee has responsibility for the review and declaration of each Fund's dividends and distributions. The Dividend Committee of the Trust did not meet during the fiscal year ended December 31, 2003.


                          SECURITY AND OTHER INTERESTS


The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2003.

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED
                                                                                   INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY                  DIRECTOR IN FAMILY OF INVESTMENT
     NAME OF DIRECTOR                   SECURITIES IN THE FUNDS (1)                           COMPANIES
INDEPENDENT TRUSTEES
--------------------
Claire B. Benenson                    Burnham Fund - $50,001-$100,000                       over $100,000
                             Burnham Financial Services Fund - $10,000-$50,000
                                 Burnham US Government Money Market Fund -
                                              $10,000-$50,000
Lawrence N. Brandt                      Burnham Fund - over $100,000                        over $100,000
Joyce E. Heinzerling                               None                                          None
William W. Karatz                     Burnham Fund - $50,001 - $100,000                   $50,001 - $100,000
John C. McDonald                       Burnham Fund - $10,001-$50,000                       over $100,000
                              Burnham Financial Services Fund - over $100,000
                                 Burnham Money Market Fund - over $100,000
Donald B. Romans                        Burnham Fund - over $100,000                        over $100,000
                             Burnham Financial Services Fund - $50,001-$100,000
Robert F. Shapiro                       Burnham Fund - over $100,000                        over $100,000
Robert S. Weinberg                    Burnham Fund - $50,001-$100,000                     $50,001-$100,000


INTERESTED TRUSTEES
Jon M. Burnham                        Burnham Fund - over $100,000                         over $100,000
George Stark                         Burnham Fund - $50,001-$100,000                      $50,001-$100,000

(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.


As of December 31, 2003, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the advisers or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Trust.


                      COMPENSATION OF TRUSTEES AND OFFICERS

Trustees and officers affiliated with the Distributor or the Adviser are not compensated by the Trust for their services.


The Trust typically pays the Independent Trustees an annual retainer and a per meeting fee and reimburses them for their expenses associated with attendance at meetings. The aggregate amount of compensation paid to each current Independent Trustee by the Trust for the fiscal year ended December 31, 2003, was as follows:

                                      PENSION OR RETIREMENT
                          AGGREGATE    BENEFITS ACCRUED AS     ESTIMATED ANNUAL     TOTAL COMPENSATION
     NAME OF PERSON,    COMPENSATION         PART OF              BENEFITS          FROM REGISTRANT AND
        POSITION         FROM TRUST*     TRUST EXPENSES        UPON RETIREMENT        FUND COMPLEX
INDEPENDENT TRUSTEES
--------------------
Claire B. Benenson           $                N/A                   N/A                  $

Lawrence N. Brandt           $                N/A                   N/A                  $

Alvin P. Gutman**            $

Joyce E. Heinzerling***     N/A               N/A                   N/A                 N/A

William W. Karatz            $                N/A                   N/A                  $

John C. McDonald             $                N/A                   N/A                  $

Donald B. Romans             $                N/A                   N/A                  $

Robert F. Shapiro            $                N/A                   N/A                  $

Robert M. Shavik**           $                N/A                   N/A                  $

Robert S. Weinberg           $                N/A                   N/A                  $

* Amount does not include reimbursed expenses for attending Board meetings. ** Mr. Gutman and Mr. Shavik each resigned as Independent Trustee effective
    December 31, 2003.
*** Ms. Heinzerling was elected as an Independent Trustee effective January 14,
    2004 and received no compensation from the Trust during the fiscal year ended December 31, 2003.

           FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING
                      THE INVESTMENT ADVISORY AGREEMENTS.


[A DISCUSSION OF THE FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING/CONTINUING ADVISORY AGREEMENTS WILL BE COMPLETED IN A POST-EFFECTIVE AMENDMENT TO BE FILED PRIOR TO THE EFFECTIVENESS OF THIS SAI.]

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


On March __, 2004, the Trustees and officers, as a group, owned: % of the outstanding shares of Burnham Fund; less than 1% of the outstanding shares of Burnham Financial Services Fund; less than 1% of the outstanding shares of Burnham Money Market Fund and less than 1% of the outstanding shares of Burnham U.S. Government Money Market Fund.

As of March __, 2004, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act.
Control persons own of record or beneficially 25% or more of a Fund's outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.

NAME OF FUND                                         NAME OF CONTROL PERSON OR PRINCIPAL HOLDER
                                                     AND PERCENTAGE OWNERSHIP
-----------------------------------------------------------------------------------------------
Burnham Fund - Class A Shares                        None

Burnham Fund - Class B Shares                        Salomon Smith Barney, Inc.
                                                     FBO 00168A00446
                                                     333 W. 34th Street #3
                                                     New York, NY 10001
                                                     %

Burnham Financial Services Fund - Class A            Charles Schwab & Co., Inc.
                                                     Special Custody Account
                                                     101 Montgomery Street
                                                     San Francisco, CA 94104
                                                     %

Burnham Financial Services Fund - Class B            None

Burnham Money Market Fund                            Burnham Securities Inc. -
                                                     Special Custody "reinvest"
                                                     Sweep account for exclusive benefit of
                                                     Burnham Securities Inc. customers
                                                     1325 Avenue of the Americas, 26th Floor
                                                     New York, NY  10019
                                                     %

Burnham U.S. Government Money Market Fund            Burnham Securities Inc.
                                                     Special Custody "reinvest"
                                                     Sweep account for exclusive benefit of
                                                     Burnham Securities Inc. customers
                                                     1325 Avenue of the Americas, 26th Floor
                                                     New York, NY  10019
                                                     %

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

                               INVESTMENT ADVISER


Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, was organized in 1989 in its capacity as investment adviser to the Funds, high net worth individuals and tax-exempt institutional investors. Burnham Asset Management Corporation is a wholly-owned subsidiary of

Burnham Financial Group Inc. The estate of I.W. Burnham, II and Jon M. Burnham own 28% and 34%, respectively, of Burnham Financial Group Inc.


[Note: The Board will meet in March, 2004 to consider approving an advisory agreement for each of Burnham Financial Industries Fund and Burnham Long/Short Equity Fund. The description in this SAI and the prospectus of such advisory agreements reflects the anticipated terms of such advisory agreements to be proposed to the Board. Such disclosure is included herein to assist with the Commission staff's review.] The Funds have entered into an investment advisory contract (the "Advisory Agreement") with the Adviser, which was approved by the Funds' Board of Trustees and shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) either furnish continuously an investment program for each Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a subadviser to carry out this responsibility, and (b) supervise all aspects of each Fund's investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Funds bear all costs of their organization and operation not specifically required to be borne by another provider.


As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
FUND NAME                                             ANNUAL ADVISORY FEE (%)
---------                                             -----------------------

Burnham Fund                                                  0.60

Burnham Financial Services Fund                               0.75

Burnham Financial Industries Fund                            [0.90]


Burnham Long/Short Equity Fund                               [1.50]*


Burnham Small Cap Value Fund                                  1.00

Burnham Money Market Fund                                     0.45

Burnham U.S. Government Money Market Fund                     0.40

--------------------------------------------------------------------------------


*BURNHAM LONG/SHORT EQUITY FUND PERFORMANCE FEE. Burnham Long/Short Equity Fund pays an advisory fee that ranges from 1.00% to 2.00% of average daily net assets based on the performance of the Fund as compared to the __________________________ Index (the "Index"). The fee is 1.50% of the Fund's
average daily net assets (the "Basic Fee"), subject to adjustment as provided below. One twelfth of this annual Basic Fee is applied to the Fund's average daily net assets for the current month, giving a dollar amount which is the monthly Basic Fee.

The Basic Fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of the Class A shares of the Fund for the performance period exceeds, or is exceeded by, the record of the Index over the same period. The performance period consists of the current month and the prior 35 months or such shorter period since commencement of the Fund's operations ("performance period"). Each percentage point of performance difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.05%. Accordingly, the maximum annualized adjustment rate is +/-0.50%. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the Fund over the entire performance period, giving a dollar amount that is added to (or subtracted from) the Basic Fee.

The Fund's performance is calculated based on the net asset value of the Fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the Fund are treated as if reinvested in Class A shares at the net asset value as of the payment date. The record for the Index is based on change in value, and any dividends paid on the securities that comprise the Index are treated as if reinvested on the ex-dividend date.

The advisory fee paid is the dollar amount calculated for the performance period. If the investment performance of the Index during the performance period exceeded the performance record of the Fund, the dollar amount of performance adjustment would be deducted from the Basic Fee.

Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not merely whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The Basic Fee is computed and accrued daily, the performance fee adjustment is calculated once each month and the entire advisory fee is paid monthly.


ADVISORY FEES PAID BY EACH FUND:

-----------------------------------------------------------------------------------------------------
Fund Name                                  Amount Paid to Adviser*     Adviser Reimbursement to Fund
-----------------------------------------------------------------------------------------------------
                                       2001        2002       2003      2001      2002      2003
-----------------------------------------------------------------------------------------------------
Burnham Fund                         1,342,189   $864,144                $0        $0
-----------------------------------------------------------------------------------------------------
Burnham Financial Services Fund      $146,163    $356,946              $69,866     $0
-----------------------------------------------------------------------------------------------------

Burnham Financial Industries Fund       N/A         N/A        N/A       N/A       N/A       N/A
-----------------------------------------------------------------------------------------------------
Burnham Long/Short Equity Fund          N/A         N/A        N/A       N/A       N/A       N/A

-----------------------------------------------------------------------------------------------------
Burnham Small Cap Value Fund            N/A         N/A        N/A       N/A       N/A       N/A
-----------------------------------------------------------------------------------------------------
Burnham Money Market Fund            $274,031    $112,807                $0      $71,905
-----------------------------------------------------------------------------------------------------
Burnham U.S. Government Money        $633,778    $563,976                $0        $0
Market Fund
-----------------------------------------------------------------------------------------------------

*  Amounts  include   advisory  fees  and  expense   recoveries   after  expense
   reimbursements and fee waivers. See below.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of average daily net assets. Effective February 16, 2001, the Trustees adopted an Excess Expense Plan. Under the Excess Expense Plan, the Adviser may change or eliminate any Fund's expense cap by: giving 30 days' notice to the Trustees of the Trust and amending or supplementing the affected Fund's prospectus to disclose the change in or elimination of the expense cap. An expense cap will not apply to transaction costs (such as brokerage fees or dealer spreads); taxes; interest charges on fund borrowings; litigation or indemnification costs; or extraordinary expenses. Extraordinary expenses are expenses that are unusual or are expected to recur infrequently. Any fee reduction or expense reimbursement made by the adviser to a Fund on or after May 1, 1999 (the date when the trust commenced operations) or commencement of operations of such Fund (if later) will be subject to recovery from that Fund by the adviser within the three year period following the end of the fiscal year in which the fee reduction or reimbursement occurred. Subject to the three year limitation, the oldest unrecovered fee reductions and expense reimbursements will be recoverable before later reductions and reimbursements.

Securities held by the Funds may also be held by other investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more Funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the

Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Trust and the Funds may use the name "Burnham" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Trust and the Funds (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.


The Trust and the Adviser have applied for an exemptive order from the Commission to permit the Adviser, subject to the approval of the Board of Trustees, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. If the exemptive relief is obtained, the Adviser will have ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. In addition, the shareholders of the Burnham Fund, the Burnham Financial Services Fund, the Burnham Money Market Fund and the Burnham U.S. Government Money Market must initially grant such responsibility to the Adviser. No such shareholder approval is necessary with respect to the Burnham Small Cap Value Fund, the Burnham Financial Industries Fund or the Burnham Long/Short Equity Fund.


                                   SUBADVISERS


[Note: The Board will meet in March, 2004 to consider approving a sub-advisory agreement for each of Burnham Financial Industries Fund and Burnham Long/Short Equity Fund. The description in this SAI and the prospectus of such sub-advisory agreements reflects the anticipated terms of such agreements to be proposed to the Board. Such disclosure is included herein to assist with the Commission staff's review.] The Adviser has engaged the services of subadvisers to provide portfolio management services to certain of the Funds. For their services to these Funds, the Adviser pays each subadviser a subadvisory fee expressed as an annual percentage of the applicable Fund's average daily net assets. These Funds have no obligation to pay subadvisory fees.

SUBADVISER            SUBADVISED FUND                                                    SUBADVISORY FEE (%)
----------            ---------------                                                    -------------------
Mendon Capital        Burnham Financial                                                      0.45%
Advisors Corp.        Services Fund


                      Burnham Financial                                                          %
                      Industries Fund

                      Burnham Long/Short Equity Fund                                     % (see below)


Reich & Tang          Burnham Money              Less than $100 million                      0.15%
Asset Management LP   Market Fund                $100 million but less than $150 million     0.10%
                                                 $150 million or more                        0.05%

                      Burnham U.S. Government    Less than $100 million                      0.15%
                      Money Market Fund          $100 million but less than $150 million     0.10%
                                                 $150 million or more                        0.05%


Mendon Capital Advisors Corp. ("Mendon Capital") is the subadviser to Burnham Financial Services Fund, Burnham Financial Industries Fund and Burnham Long/Short Equity Fund. Their principal office is located at 1117 Cheese Factory Rd., Honeoye Falls, NY 14472. Mendon Capital is a corporation organized in the state of Delaware. Mendon Capital is a registered investment adviser and has been providing investment advisory services focused in the financial services industry to private and public investment companies since 1996. For the fiscal years ended December 31, 2001, 2002 and 2003, Mendon Capital was paid $88,050, $213,705 and $ , respectively for its service as sub adviser to the Burnham Financial Services Fund.

SUBADVISER'S PARTICIPATION IN PERFORMANCE FEE. The Adviser pays Mendon Capital a subadvisory fee equal to __% of the advisory fee received by the Adviser from the Burnham Long/Short Equity Fund. Accordingly, the percentage of Mendon Capital's subadvisory fee for the Burnham Long/Short Equity Fund will vary based upon the performance of the Fund relative to the performance of the Index. See "Burnham Long/Short Equity Fund Performance Fee" above.

Reich & Tang Asset Management LP ("Reich & Tang") is the subadviser to Burnham Money Market Fund and Burnham U.S. Government Money Market Fund. Reich & Tang is a Delaware limited liability company with its principal office at 600 Fifth Avenue, New York, New York 10020. Reich & Tang is wholly owned by CDC IXIS Asset Management North America, the investment management arm of Caisse des Depots Group (CDC) of France. Reich & Tang is a registered investment adviser and has been providing investment advisory services to mutual funds and other institutional clients since 1970. For the fiscal years ended December 31, 2001, 2002 and 2003, Reich & Tang was paid $278,919, $251,536 and respectively for its service as Sub-Adviser.


CODES OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Funds, Adviser, Sub-Advisers and Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information on fund portfolio transactions. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Also, these codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


PROXY  VOTING  PROCEDURES.  The Board has  adopted  Proxy  Voting  Policies  and
Procedures ("Procedures") on behalf of the Trust. Under the Procedures, the responsibility for voting proxies is delegated to the Adviser, who may further delegate such responsibility to the relevant sub-adviser of a Fund, subject to the oversight of the Board and the Proxy Oversight Group, a committee of senior officers. The Procedures require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Procedures also require the Adviser to present to the Board any material changes to the Procedures and the proxy voting policies adopted by the Adviser ("Adviser's Proxy Procedures") and, at least annually, a record of each proxy voted by the Adviser on behalf of the Funds. The Adviser must report to the Board on a quarterly basis any issues or conflicts of interest arising under the Procedures and any votes taken which were exceptions to the Procedures or the Adviser's Proxy Procedures.

Certain of the Adviser's proxy voting guidelines are summarized below:

        o The Adviser votes for the ratification of auditors unless the Auditor is not independent, fees are excessive or there is reason to believe that the auditor has rendered an inaccurate opinion.

        o The Adviser will consider the election of uncontested directors on a case-by-case basis.

        o The Adviser votes against proposals to classify the board and for proposals to repeal classified boards and elect all board members annually.

        o The Adviser votes against management proposals to eliminate or limit the ability of shareholders to call special meetings and against proposals to require a supermajority shareholder vote.

        o The Adviser votes for shareholder proposals that would require a company to submit its poison pill for shareholder ratification.

        o The Adviser will consider proposals requesting increases in authorized common shares on a case-by-case basis and the Adviser will vote against proposals to increase the number of shares of a class of stock that has superior voting rights.

        o The Adviser will consider proposals regarding stock option plans on a case-by-case basis.

Although many proxy proposals can be voted in accordance with the Adviser's Proxy Policies, some proposals will require special consideration or will require that the Adviser make an exception to its policies. In those situations, the Adviser will make a decision on a case-by-case basis. If the Adviser determines that the costs of voting on a proposal outweigh the expected benefits, the Adviser may abstain from voting on the proposal.

If a proxy proposal raises a material conflict between the interests of the Adviser, the Funds' principal underwriter, or an affiliated person of the Adviser or the principal underwriter and that of one or more Funds, the Adviser will resolve the conflict as follows:

o To the extent the matter is specifically covered by the Adviser's Proxy Policies and the Adviser has little or no discretion to deviate from such policies with respect to the proposal in question, the Adviser may vote in accordance with such pre-determined voting policy.

o To the extent the matter is not covered by the Adviser's Proxy Policies or the Adviser has discretion to deviate from such policy or there is no applicable pre-determined voting policy, the Adviser may (i) disclose the conflict to the Board and obtain the Board's consent to the proposed vote prior to voting on such proposal unless directed otherwise by the Board,
     (ii) engage an independent third party to determine how the proxy should be voted, or (iii) establish an ethical wall or other informational barrier between the person(s) involved in the conflict and the person(s) making the decision in order to insulate the potential conflict from the decision maker.

Beginning in 2004, the Trust will be required to file Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, Form N-PX for each Fund will be available without charge, upon request, by calling toll-free 1-800-874-FUND, on the Trust's website, www.burnhamfunds.com, and on the Commission's website at WWW.SEC.GOV.


                                  ADMINISTRATOR


[Note: The Board will meet in March, 2004 to consider approving an administration agreement for each of Burnham Financial Industries Fund and Burnham Long/Short Equity Fund. The description in this SAI and the prospectus of such administration agreements reflects the anticipated terms of such administration agreements to be proposed to the Board. Such disclosure is included herein to assist with the Commission staff's review.] Burnham Asset Management Corporation serves as administrator ("Administrator") to the Funds pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator provides the Funds with office space and personnel to assist the Funds in managing their affairs. The Administrator's duties require it to supervise all aspects of the Funds' operations not related to the Funds' investments. For its services to the Funds, the Administrator is paid by each Fund at the following annual percentage of each Fund's average daily net assets:


                         AVERAGE DAILY
                          NET ASSETS                        ADMINISTRATION FEE
                          ----------                        ------------------
               For amounts up to $150,000,000                     0.150%
               $150,000,000 to $300,000,000                       0.125%
               Over $300,000,000                                  0.100%

ADMINISTRATION FEES PAID BY THE EACH FUND:

--------------------------------------------------------------------------------
Fund Name                                         Amount Paid to Administrator
--------------------------------------------------------------------------------
                                                  2001        2002        2003
--------------------------------------------------------------------------------
Burnham Fund                                    $259,685    $213,973       $
--------------------------------------------------------------------------------
Burnham Financial Services Fund                 $29,233      $70,896       $
--------------------------------------------------------------------------------
Burnham Financial Industries Fund                 N/A          N/A        N/A
--------------------------------------------------------------------------------
Burnham Long/Short Equity Fund                    N/A          N/A        N/A
--------------------------------------------------------------------------------
Burnham Small Cap Value Fund                      N/A          N/A        N/A
--------------------------------------------------------------------------------
Burnham Money Market Fund                       $86,278      $61,571       $
--------------------------------------------------------------------------------
Burnham U.S. Government Money Market Fund       $214,094    $209,949       $
--------------------------------------------------------------------------------

Burnham Asset Management has contracted with PFPC, Inc. ("PFPC") to act as sub-administrator pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, PFPC provides certain sub-administrative services to the Funds, subject to Burnham Asset Management's supervision. These services include portfolio accounting, daily valuation of portfolio securities, calculation of fund yields and/or distributions, expense accrual monitoring, preparation of board materials, tax services, compliance testing, preparation of periodic reports (including annual and semi-annual reports on Form N-SAR), maintenance of corporate records, preparation and filing of materials with the Commission (including post-effective amendments to the Trust's registration statement), and performance of custody administration services. The Sub-Administration Agreement also provides that if the sub-administrator performs certain special services related to non-recurring items (e.g., preparation of materials for shareholder meetings, assisting in mergers or other restructurings of the Funds, assistance in start-up of new Funds, etc.), it may receive additional fees, subject to the permission of Burnham Asset Management. PFPC's compensation is based on schedules agreed on by Burnham Asset Management.

                                   DISTRIBUTOR


DISTRIBUTION AGREEMENT. The Funds have a Distribution Agreement with Burnham Securities Inc. (the "Distributor"). Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Funds which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A, Class B or Class C shares, the Distributor and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B shares, the broker receives compensation immediately, but the Distributor is compensated on a deferred basis. In the case of Class C shares, the broker receives compensation immediately, but the Distributor is compensated on a deferred basis. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation would be calculated as a percentage of Fund shares sold by the firm.

The table below sets forth both the aggregate amounts of sales charges paid for Burnham Investors Trust for the fiscal years-ended 2001, 2002 and 2003:


     DECEMBER 31, 2001           DECEMBER 31, 2002          DECEMBER 31, 2003
     -----------------           -----------------          -----------------
              Amount                      Amount                       Amount
Aggregate     Received by  Aggregate      Received by  Aggregate       Received by
Amount Paid*  Distributor  Amount Paid**  Distributor  Amount Paid***  Distributor
-----------   -----------  -----------    -----------  -----------     -----------

$561,799      $561,799     $562,029       $562,029     $               $

* of the aggregate amount paid for December 31, 2001, Burnham Fund paid $500,903, Burnham Financial Services Fund paid $59,203.

** of the aggregate amount paid for December 31, 2002, Burnham Fund paid $405,553 and Burnham Financial Services Fund paid $156,476.

*** of the aggregate amount paid for December 31, 2003, Burnham Fund paid $__________ and Burnham Financial Services Fund paid $_______________.

During the fiscal years ended December 31, 2001, 2002 and 2003 the Distributor received commissions and compensation from the Funds as listed in the table below:

          NET UNDERWRITING   COMPENSATION ON
          DISCOUNTS AND      REDEMPTIONS AND    BROKERAGE      OTHER
YEAR      COMMISSIONS        REPURCHASES        COMMISSIONS    COMPENSATION
--------------------------------------------------------------------------------

2001      $20,018            $123,048           $369,726*      $0.00
2002      $48,484            $120,629           $509,050*      $0.00
2003      $                  $                  $ ***          $

* of the aggregate amount paid for December 31, 2001, Burnham Fund paid $281,529 and Burnham Financial Services Fund paid $88,197.

**of the aggregate amount paid for December 31, 2002, Burnham Fund paid $344,222 and Burnham Financial Services Fund paid $164,828.

***of the aggregate  amount paid for December 31, 2003,  Burnham Fund paid $
and Burnham Financial Services Fund paid $       .

DISTRIBUTION PLANS. The Trust has adopted distribution plans for the Class A, Class B and Class C Shares of Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund (the "Plans") in accordance with Rule 12b-1 under the 1940 Act. The Plans for the Class A shares and Class B shares are reimbursement plans. The Plan for the Class C shares is a compensation plan, which means that the amount of payments under the Plan for Class C shares is not linked to the Distributor's expenditures and, consequently, the Distributor can make a profit under the Plan. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Contract. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

CLASS A PLAN (Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value
Fund). Pursuant to each Fund's Class A Plan the Fund pays the Distributor for financing activities primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which payment is made are approved by the Board of Trustees. Under the Class A Plan, the Trust pays the Distributor, a distribution and/or service fee at the rate of up to 0.25% per annum of the average daily net asset value of the Class A Shares of the Burnham Fund and the Burnham Financial Services Fund and at the rate of up to 0.30% per annum of the average daily net asset value of the Class A Shares of the Burnham Financial Industries Fund, the Burnham Long/Short Equity Fund and the Burnham Small Cap Value Fund.

CLASS B PLAN (Burnham Fund, Burnham Financial Services Fund and Burnham Small Cap Value Fund). The Class B Plan provides that the Fund shall pay to the Distributor a distribution fee equal on an annual basis of up to 0.75% of the Fund's average daily net assets attributable to Class B shares. The distribution fee compensates the Distributor for its distribution services with respect to Class B shares. The Distributor also receives a service fee equal on an annual basis of up to 0.25% of the Fund's average daily net assets attributable to Class B shares.

The Distributor also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate it for its distribution expenses. When a broker-dealer sells Class B shares and elects, with the Distributor's approval, to waive its right to receive the commission normally paid at the time of the sale, the Distributor may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

CLASS C PLAN (Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value
Fund). Commissions on the sale of Class C shares of 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with the Distributor. The Distributor may also advance to dealers the first-year service fee payable under the Class C Plan at a rate of 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.

The Distributor will in turn pay to securities dealers which enter into a sales agreement with the Distributor a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. The Distributor or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the Distributor or its affiliates for shareholder accounts.

The Distributor also receives CDSCs attributable to Class C shares to compensate it for its distribution expenses. When a broker-dealer sells Class C shares and elects, with the Distributor's approval, to waive its right to receive the commission normally paid at the time of the sale, the Distributor may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL. The fees paid under the Plans are calculated and accrued daily and paid monthly or at such other longer intervals as the Board shall determine. The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to each Plan, a new Trustee who is not an interested person (as defined in the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed). Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. The Burnham Financial Services Fund will close to new investors when its net assets reach approximately $325 million. It is also possible that at some time in the future one or more particular classes of shares of one or more Funds may be closed to new investments. In such circumstances, the Board will consider whether, and may determine that, it would be appropriate to continue making payments under such Fund's or class's Plan(s). Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Funds for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.


Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a financial interest in the operation of any Plan.

The Plans were adopted because of their anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of each Fund's shares, an enhancement in each Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Funds will be allocated among the Funds in proportion to their net assets.


For the fiscal year ended December 31, 2003, the Funds paid fees under their Rule 12b-1 Plans according to the table below.

                PRINTING AND                                   SALES
MARKETING AND   MAILING OF      UNDERWRITER    BROKER-DEALER   PERSONNEL
ADVERTISING     PROSPECTUSES    COMPENSATION   COMPENSATION    COMPENSATION
--------------------------------------------------------------------------------

$                 $                $               $               $

                                    CUSTODIAN

PFPC Trust Co., The Eastwick Center, 8800 Tinicum Blvd., Philadelphia, PA 19153, serves as custodian of the Trust's securities and cash.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

PFPC Inc., 760 Moore Rd. King of Prussia, PA 19406, is the transfer and dividend paying agent for the Trust. Its compensation is based on schedules agreed on by the Trust and the transfer agent.


Reich & Tang, the subadviser to the Burnham Money Market Fund and Burnham U.S. Government Money Market Fund, also acts as the sub-transfer agent for these Funds. As sub-transfer agent, Reich & Tang provides shareholder account services to shareholders of the Funds. In return for these services, Reich & Tang is paid an annual fee equal to [0.10%] of the average daily net assets of each Fund. The Adviser, and not the Funds, pays the sub-transfer agent fee.


                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal St., Boston, MA 02110, is the independent accountant for the Trust. In addition to reporting annually on the financial statements of the Trust, the accountants assist and consult with the Trust in connection with the preparation of certain filings of the Trust with the Commission.

                          SHARES OF BENEFICIAL INTEREST

                        DESCRIPTION OF THE TRUST'S SHARES


The Trust is a statutory trust organized on August 20, 1998 under Delaware law. The Trustees are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares only of the Funds. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of the classes of shares of the Funds described in the prospectus.


Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust:

o contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees,

o provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund and

o provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                                    BROKERAGE

Purchases  and  sales  of  portfolio   securities  are  generally   placed  with
broker-dealers who provide the best price (inclusive of brokerage commissions) and execution for orders. However, transactions may be allocated to broker-dealers who provide research. Also, higher fees may be paid to brokers that do not furnish research or furnish less valuable research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such statistical and economic data and research reports on companies and industries.

Research services might be useful and valuable to the Adviser, the subadvisers and their affiliates in serving other clients as well as the Funds. Similarly, research services obtained by the Adviser, subadvisers or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser or subadvisers in carrying out their obligations to the Funds.



No transactions may be effected by a Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management's opinion, better executions are available elsewhere. Transactions in securities on a securities exchange are generally effected as agency transactions with brokers (including the Distributor) who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network ("ECN") or an alternative trading system ("ATS"). The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

--------------------------------------------------------------------------------
Fund Name                                        Brokerage Commissions Paid
--------------------------------------------------------------------------------
                                               2001        2002          2003
                                             -----------------------------------
Burnham Fund                                 $306,695    $417,791         $
--------------------------------------------------------------------------------
Burnham Financial Services Fund              $442,931*   $664,060*        $
--------------------------------------------------------------------------------
Burnham Financial Industries Fund               N/A         N/A          N/A
--------------------------------------------------------------------------------
Burnham Long/Short Equity Fund                  N/A         N/A          N/A
--------------------------------------------------------------------------------
Burnham Small Cap Value Fund                    N/A         N/A          N/A
--------------------------------------------------------------------------------
Burnham Money Market Fund                       N/A         N/A          N/A
--------------------------------------------------------------------------------
Burnham U.S. Government Money Market Fund       N/A         N/A          N/A
--------------------------------------------------------------------------------

*The Fund experienced significant inflows and out-flows of assets in 2001 and to a lesser extent in 2002 which necessitated increased trading by the Fund. The increased trading in the Fund, not the management style, resulted in the larger amount of brokerage commissions paid.


AFFILIATED BROKERS. Pursuant to procedures determined by the Trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, the Adviser and each Subadviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than similar charges for comparable transactions for their other unaffiliated customers. A Fund may execute purchases and sales of portfolio securities through the Distributor if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution. The Distributor can charge a Fund commissions for these transactions, subject to review by the non-interested Trustees. The Trustees may permit payment of commissions which, though higher than the lowest available, are deemed reasonable. No Fund will engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers may be combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

A broker may be affiliated with one Subadviser with respect to the Fund for which the Subadviser provides advice. However, with respect to the remaining Funds for which the Subadviser does not provide advice, the broker may be considered unaffiliated.

At least annually, each Subadviser which uses Affiliated Brokers will furnish to the Trust a statement setting forth the total amount of all compensation retained by the Affiliated Broker in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

--------------------------------------------------------------------------------------------------------------------
Fund Name                                 Brokerage Commissions Paid to Distributor      2003 Commissions paid by
                                                                                         Fund to Distributor as a
                                                                                        percentage of Fund's total
                                                                                          brokerage commissions.
--------------------------------------------------------------------------------------------------------------------
                                             2001           2002            2003                   2003
--------------------------------------------------------------------------------------------------------------------
Burnham Fund                               $281,529       $344,222           $                      %
--------------------------------------------------------------------------------------------------------------------
Burnham Financial Services Fund            $88,197        $164,828           $                      %
--------------------------------------------------------------------------------------------------------------------
Burnham Financial Industries Fund            N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
Burnham Long/Short Equity Fund               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
Burnham Small Cap Value Fund                 N/A            N/A             N/A                    N/A
--------------------------------------------------------------------------------------------------------------------
Burnham Money Market Fund                    N/A            N/A             N/A                    N/A
--------------------------------------------------------------------------------------------------------------------
Burnham U.S. Government Money Market         N/A            N/A             N/A                    N/A
Fund
--------------------------------------------------------------------------------------------------------------------

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund's aggregate holdings of securities of its regular broker-dealers as of December 31, 2003 is as follows:

--------------------------------------------------------------------------------------------------------------------
Fund Name                                Issuer                                   Value of Fund's
                                                                                  Aggregate Holdings of Issuer
--------------------------------------------------------------------------------------------------------------------
Burnham Fund                             American Express Co.                     $
                                         Citigroup Inc.                           $
                                         Metlife Inc.                             $
                                         Prudential Financial Inc.                $
                                         JP Morgan Chase & Co.                    $
                                         Bear Sterns Cos. Inc.                    $
--------------------------------------------------------------------------------------------------------------------
Burnham Financial Services Fund          Lehman Bros. Holdings, Inc.              $
                                         Prudential Financial Inc.                $
                                         Merrill Lynch & Co., Inc.                $
                                         The Bear Sterns Cos., Inc.               $
                                         E Trade Group Inc.                       $
                                         Citigroup Inc.                           $
                                         Morgan Stanley                           $
                                         John Hancock Financial Services Inc.     $
                                         Wells Fargo & Co.                        $
                                         Neuberger Berman Inc.                    $
--------------------------------------------------------------------------------------------------------------------
Burnham Financial Industries Fund        N/A                                      N/A
--------------------------------------------------------------------------------------------------------------------
Burnham Long/Short Equity Fund           N/A                                      N/A
--------------------------------------------------------------------------------------------------------------------
Burnham Small Cap Value Fund             N/A                                      N/A
--------------------------------------------------------------------------------------------------------------------
Burnham Money Market Fund                N/A                                      N/A
--------------------------------------------------------------------------------------------------------------------
Burnham US Government Money              N/A                                      N/A
Market Fund
--------------------------------------------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS


[Note: The following disclosure reflects events anticipated to occur prior to the effectiveness of this SAI and is included to assist in the Commission staff's review.] The audited financial statements of the Trust for the annual period ended December 31, 2003 are included in the Trust's Annual Report to Shareholders dated December 31, 2003. These audited financial statements, in the opinion of management, reflect all adjustments necessary to a fair statement of the results for the periods presented. You can obtain a copy of the Trust's Annual Report dated December 31, 2003 by writing or calling the Distributor at the address or telephone numbers set forth on the cover of this Statement of Additional Information. The Annual Report is incorporated by reference into this Statement of Additional Information by reference to the Annual Report as filed with the Securities and Exchange Commission March___, 2004.

                APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

                            COMMERCIAL PAPER RATINGS.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S): "PRIME-1" and "PRIME-2" are Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

        1.   Quality of management.
        2.   Industry strengths and risks.
        3.   Vulnerability to business cycles.
        4.   Competitive position.
        5.   Liquidity measurements.
        6.   Debt structures.
        7.   Operating trends and access to capital markets.

         Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

         STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL COMPANIES, INC. (S&P): "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

        1.   Liquidity ratios are adequate to meet cash requirements.
        2.   Long-term senior debt is rated A or better.
        3. The issuer has access to at least two additional channels of borrowing.
        4. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
        5. Typically, the issuer is in a strong position in a well-established industry or industries.
        6.   The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.

                                  BOND RATINGS.

S&P: An S&P bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The bond ratings are not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

The S&P bond ratings and their meanings are:

"AAA" Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

"BBB" Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB" Bonds rated "BB" are regarded as less vulnerable in the near term than lower rated obligors. However, they face major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

"B" Bonds rated "B" are regarded as more vulnerable than obligors rated "BB," but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will impair the obligor's capacity or willingness to meet its financial commitments.

"CCC" An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial, or economic conditions to meet its financial commitments.

"CC"              An obligor rated "CC" is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from "AA" to "CC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter P indicates a provisional rating which assumes successful completion of a project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB ", commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment.

MOODY'S:  The Moody's ratings and their meanings are:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. Bonds rated Con. are bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                             BURNHAM INVESTORS TRUST
                         POST-EFFECTIVE AMENDMENT NO. 74

                                     PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)(1)     Agreement and Declaration of Trust, dated August 20, 1998.(1)

(a)(2)     Amendment to Declaration of Trust, dated November 14, 2002.(3)

(b)        By-Laws dated August 20, 1998, as amended on August 27, 1998.(1)

(c)        None.

(d)(1) Investment Advisory Agreement between the Registrant and Burnham Asset Management Corporation with respect to Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund, Burnham Money Market Fund and Burnham US Government Money Market Fund.(2)

(d)(2) Investment Subadvisory Agreement between Burnham Asset Management Corporation and Mendon Capital Advisors Corp. with respect to Burnham Financial Services Fund.(2)

(d)(3) Investment Subadvisory Agreement between Burnham Asset Management Corporation and Reich & Tang Asset Management, LP with respect to Burnham Money Market Fund and Burnham U.S. Government Money Market Fund.(2)

(d)(4) Investment Advisory Agreement between the Registrant and Burnham Asset Management Corporation with respect to Burnham Financial Industries Fund - to be filed by amendment.

(d)(5) Investment Subadvisory Agreement between Burnham Asset Management Corporation and Mendon Capital Advisors Corp. with respect to Burnham Financial Industries Fund - to be filed by amendment.

(d)(6) Investment Advisory Agreement between the Registrant and Burnham Asset Management Corporation on behalf of Burnham Long Short Equity Fund - to be filed by amendment.

(d)(7) Investment Subadvisory Agreement between Burnham Asset Management Corporation and Mendon Capital Advisors Corp. with respect to Burnham Long Short Equity Fund - to be filed by amendment.

(e) Form of Distribution Agreement between the Registrant and Burnham Securities Inc.*

(f)        None.

(g)(1)     Custodian Contract between the Registrant and PFPC Trust Company.(2)

(g)(2)     Amendment to Custody Agreement dated March 7, 2002.(3)

(h)(1)     Transfer Agency Agreement between the Registrant and PFPC Inc. (2)

(h)(1)(a)  Amendment to Transfer Agency Agreement dated March 7, 2002.(3)

(h)(1)(b)  Amendment to Transfer Agency Agreement dated July 24, 2002.(3)

(h)(2) Administration Agreement between the Registrant and Burnham Asset Management Corporation.(1)

(i)        Consent of counsel.

(j)        Consent of independent accountants - to be filed by amendment.

(k)        Financial Statements:

                  The financial statements for the fiscal year ended December 31, 2003 will be filed by amendment.

(l)        None.

(m)(1) Rule 12b-1 Plans for Class A, Class B and Class C shares of Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund.*

(n)        Rule 18f-3 Multiple Class Plan.*

(p)(1)     Code of Ethics applicable to Burnham Investors Trust.(2)+

(p)(2)     Code of Ethics applicable to Burnham Asset Management
           Corporation, Mendon Capital Advisers Corp. and Burnham Securities, Inc.(2)+

--------------------------------------------------------------------------------
*     Filed herewith
+ Under Rule 17j-1 of The Investment Company Act of 1940, as amended, no code of ethics is required of an investment adviser to a money market fund. As such, no code of ethics applicable to Reich and Tang Asset Management LLC, subadviser to Burnham Money Market Fund and Burnham U.S. Government Money Market Fund, is included.
(1) Incorporated by reference to post-effective amendment no. 67 (File Nos. 2-17266 and 811-994) (filed February 18, 1999).
(2) Incorporated by reference to post-effective amendment no. 71 (File Nos. 2-17266 and 811-994) (filed April 30, 2001).
(3) Incorporated by reference to post-effective amendment no. 73 (File Nos. 2-17266 and 811-994) (filed April 30, 2003).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  THE REGISTRANT.

To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.

ITEM 25. INDEMNIFICATION.

Except for the Agreement and Declaration of Trust, dated August 20, 1998, establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence of reckless disregard of such person's duties.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The information required by this item is set forth in the Form ADV of the Registrant's investment adviser, Burnham Asset Management Corporation. The following sections of the Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D

The information required by this item is set forth in the Form ADV of the Registrant's investment subadviser, Mendon Capital Advisers Corp. The following sections of the Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D

The information required by this item is set forth in the Form ADV of the Registrant's investment subadviser, Reich & Tang Asset Management LP. The following sections of the Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D

ITEM 27. PRINCIPAL UNDERWRITERS.

(1) Burnham Securities Inc. is the principal distributor of the Registrant's shares.

(2) The officers and directors of the Distributor who also serve the Registrant are as follows:

Name                 Position with Distributor       Position with Registrant
----                 -------------------------       ------------------------

Jon M. Burnham       Chairman of the Board,          President, Chief
                     Chief Executive Officer         Executive Officer and
                     and Director                    Chairman of the Board

Debra B. Hyman       Vice President and              Executive Vice President
                     Director

Ronald M. Geffen     Managing Director               Vice President

Frank A. Passantino  First Vice President            Vice President and
                                                     Assistant Secretary

The principal business address of all such persons is 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

(3) No commissions or other compensation have been paid by the Registrant, directly or indirectly, to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person during the last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         Burnham Asset Management Corporation
         1325 Avenue of the Americas, 26th Floor
         New York, New York 10019

         PFPC Inc.
         4400 Computer Drive
         Westborough, MA 01581

         PFPC Inc.
         760 Moore Rd.
         King of Prussia, PA  19406-0903

ITEM 29. MANAGEMENT SERVICES.

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

         None.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Burnham Investors Trust has duly caused this post-effective amendment No. 74 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 16th day of January, 2004.

BURNHAM INVESTORS TRUST

         By:   /s/ Jon M. Burnham*
         Jon M. Burnham
         Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 74 to the registration statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                    TITLE                        DATE

/s/ Jon M. Burnham           President, Chief
-------------------------    Executive Officer,           January 16, 2004
Jon M. Burnham*              Chairman and Trustee

/s/ Michael E. Barna
-------------------------    Chief Financial              January 16, 2004
Michael E. Barna             Officer

/s/ Claire B. Benenson
-------------------------    Trustee                      January 16, 2004
Claire B. Benenson*

/s/ Lawrence N. Brandt
-------------------------    Trustee                      January 16, 2004
Lawrence N. Brandt*


-------------------------    Trustee                      January 16, 2004
Joyce E. Heinzerling

/s/ William W. Karatz
-------------------------    Trustee                      January 16, 2004
William W. Karatz*

/s/ John C. McDonald
-------------------------    Trustee                      January 16, 2004
John C. McDonald*

/s/ Donald B. Romans
-------------------------    Trustee                      January 16, 2004
Donald B. Romans*

/s/ Robert F. Shapiro
-------------------------    Trustee                      January 16, 2004
Robert F. Shapiro*


-------------------------    Trustee                      January 16, 2004
George Stark

/s/ Robert S. Weinberg
-------------------------    Trustee                      January 16, 2004
Robert S. Weinberg*

*By: /s/ Michael E. Barna, Attorney-in-fact under powers of attorney previously filed.

                                  EXHIBIT INDEX

Exhibit Number
--------------

(e)      Form of Distribution Agreement

(m) Rule 12b-1 Plans for Class A, Class B and Class C shares of Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund

(n)      Rule 18f-3 Multiple Class Plan

                            STATEMENT OF DIFFERENCES
                            ------------------------

Characters normally expressed as superscript shall be preceded by 'pp'. The section symbol shall be expressed as 'SS'. The service mark symbol shall be expressed as 'sm'.